UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.15

ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 11, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Global Risk Allocation Fund (the “Fund”) for the annual reporting period ended November 30, 2015. Effective January 20, 2015, the Fund’s name was changed from AllianceBernstein Global Risk Allocation Fund to AB Global Risk Allocation Fund.

Investment Objectives and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-linked instruments. In making decisions on the allocation of assets among asset classes, AllianceBernstein L.P. (the “Adviser”) will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

•	equity/credit—equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

•	fixed-income—fixed-income securities of the US and foreign governments and their agencies and instrumentalities

•	inflation-linked—global inflation-linked securities (including Treasury inflation protected securities)

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. With respect to the inflation-indexed asset class, the Fund may also seek exposure, at times significantly, to commodities and commodities-related instruments and derivatives since these instruments are typically affected directly or indirectly by the level and change in inflation. Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”), which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

AB GLOBAL RISK ALLOCATION FUND •	1

The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocation to equity/credit and inflation-indexed securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the

2	• AB GLOBAL RISK ALLOCATION FUND

Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

Investment Results

The table on page 7 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60%/40% blend of MSCI World Index/Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2015. Also included in the table are the individual performance of the Barclays Global Aggregate Bond Index, and returns for the Fund’s peer group, as represented by the Lipper Flexible Portfolio Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some of the Funds may have different investment policies and sales and management fees and fund expenses.

During both periods, all share classes of the Fund underperformed the primary benchmark, before sales charges. Global growth risk was the biggest factor driving the Fund’s performance. The Fund maintained an overweight to European growth risk relative to the benchmark, which detracted from returns for the six-month period, during which the Greek debt crisis occurred, severely impacting European equities and credit. The Fund also had exposure to US and Japanese equities, however both markets declined during the general “risk off” environment that persisted over the period. Global government bonds contributed positively to performance over the period as interest rates fell in response to weak equity markets. However, these returns were insufficient to offset the declines in European stocks.

Exposure to European equities, which negatively impacted performance in the six-month period, was a significant contributor for the 12-month period. European equities outperformed all other markets. European assets received a boost from the imposition of the Quantitative Easing program by the European Central Bank, which resulted in a powerful rally across equity and fixed-income markets in Europe. Exposure to US equities and a flat bond market detracted.

Derivatives used for hedging and investment purposes included forwards, total return swaps, and written options and swaptions, which added to returns during both periods; futures and credit default swaps detracted during both periods; interest rate swaps detracted during the six-month period and added during the 12-month period; and purchased options added during the

AB GLOBAL RISK ALLOCATION FUND •	3

six-month period and detracted during the 12-month period.

Market Review and Investment Strategy

The Fund’s Senior Investment Management Team (the “Team”) uses proprietary signals along with fundamental insights when allocating risk. The Team’s primary tool is what it calls expected tail loss (“ETL”), which determines the level of stress in an asset class. Over the 12-month period, the ETL for growth assets improved as equities rallied, led by Europe. Over the six-month period, the Team’s signals suggested equity risk was elevated; this period included the Greek debt crisis and concerns over China’s growth rate, coupled with uncertainty around a US Federal Reserve interest rate hike. This resulted in the Team’s reducing equity exposure in favor of fixed-income exposure, as the Team’s signals suggested risk was lower.

The ETL on US Treasuries improved and the Team increased the Fund’s allocation to bonds as a result. Global bond returns over the six-month period were lower than the Team expected in light of the significant volatility in equity markets, due to headwinds from reserve liquidation by emerging market central banks. Emerging market central banks, most notably the Bank of China, have been large sellers of US Treasuries as they tapped into reserves to support their own currencies to prevent them from falling too much. This selling offset buying by US and European investors, and muted returns from holding government bonds.

4	• AB GLOBAL RISK ALLOCATION FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index and the Barclays Global Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays Global Aggregate Index represents the performance of the global investment-grade developed fixed-income markets. The blended performance consists of a 60%/40% blend of the MSCI World Index and the Barclays Global Aggregate Bond Index, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB GLOBAL RISK ALLOCATION FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations here of could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB GLOBAL RISK ALLOCATION FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Risk Allocation Fund*
Class A	-5.73%	-2.56%

Class B†	-6.12%	-3.30%

Class C	-6.10%	-3.27%

Advisor Class‡	-5.63%	-2.27%

Class R‡	-5.90%	-2.84%

Class K‡	-5.75%	-2.55%

Class I‡	-5.58%	-2.12%

Primary Benchmark: MSCI World Index	-3.97%	-0.72%

Blended Benchmark: 60% MSCI World Index/ 40% Barclays Global Aggregate Bond Index	-2.66%	-1.97%

Barclays Global Aggregate Bond Index	-1.04%	-4.33%

Lipper Flexible Portfolio Funds Average	-5.57%	-4.41%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2015 by 0.00% and 0.08%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

AB GLOBAL RISK ALLOCATION FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/05 TO 11/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Global Risk Allocation Fund Class A shares (from 11/30/05 to 11/30/15) as compared to the performance of the Fund’s primary and blended benchmarks, and the Barclays Global Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions. Prior to October 8, 2012 the Fund used a different strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• AB GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.56%	-6.71%
5 Years	6.19%	5.27%
10 Years	3.69%	3.25%

Class B Shares
1 Year	-3.30%	-6.76%
5 Years	5.38%	5.38%
10 Years(a)	3.07%	3.07%

Class C Shares
1 Year	-3.27%	-4.14%
5 Years	5.42%	5.42%
10 Years	2.95%	2.95%

Advisor Class Shares*
1 Year	-2.27%	-2.27%
5 Years	6.49%	6.49%
10 Years	3.99%	3.99%

Class R Shares*
1 Year	-2.84%	-2.84%
5 Years	5.87%	5.87%
10 Years	3.38%	3.38%

Class K Shares*
1 Year	-2.55%	-2.55%
5 Years	6.19%	6.19%
10 Years	3.70%	3.70%

Class I Shares*
1 Year	-2.12%	-2.12%
5 Years	6.65%	6.65%
10 Years	4.12%	4.12%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.23%, 2.01%, 2.00%, 1.00%, 1.59%, 1.27% and 0.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

AB GLOBAL RISK ALLOCATION FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.78%
5 Years	4.06%
10 Years	2.98%

Class B Shares
1 Year	-8.24%
5 Years	4.17%
10 Years(a)	2.82%

Class C Shares
1 Year	-5.36%
5 Years	4.21%
10 Years	2.68%

Advisor Class Shares*
1 Year	-3.43%
5 Years	5.27%
10 Years	3.73%

Class R Shares*
1 Year	-4.02%
5 Years	4.65%
10 Years	3.12%

Class K Shares*
1 Year	-3.69%
5 Years	4.97%
10 Years	3.44%

Class I Shares*
1 Year	-3.31%
5 Years	5.42%
10 Years	3.86%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

10	• AB GLOBAL RISK ALLOCATION FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$942.70	$6.23	1.28%
Hypothetical**	$1,000	$1,018.65	$6.48	1.28%
Class B
Actual	$1,000	$938.80	$10.11	2.08%
Hypothetical**	$1,000	$1,014.64	$10.50	2.08%
Class C
Actual	$1,000	$939.00	$9.92	2.04%
Hypothetical**	$1,000	$1,014.84	$10.30	2.04%
Advisor Class
Actual	$1,000	$943.70	$5.02	1.03%
Hypothetical**	$1,000	$1,019.90	$5.22	1.03%
Class R
Actual	$1,000	$941.00	$7.98	1.64%
Hypothetical**	$1,000	$1,016.85	$8.29	1.64%
Class K
Actual	$1,000	$942.50	$6.43	1.32%
Hypothetical**	$1,000	$1,018.45	$6.68	1.32%
Class I
Actual	$1,000	$944.20	$4.48	0.92%
Hypothetical**	$1,000	$1,020.46	$4.66	0.92%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB GLOBAL RISK ALLOCATION FUND •	11

Expense Example

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $354.1

*	All data are as of November 30, 2015. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following countries: Austria, Belgium, Bermuda, Chile, Colombia, Denmark, Finland, Hong Kong, Ireland, Italy, Jersey (Channel Islands), Luxembourg, Macau, New Zealand, Norway, Singapore, South Africa, Spain and United Arab Emirates.

12	• AB GLOBAL RISK ALLOCATION FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Federal National Mortgage Association Connecticut Avenue Securities	$15,656,199	4.4%
iShares Core MSCI Emerging Markets ETF JDR	11,082,196	3.1
Portugal Obrigacoes do Tesouro OT	11,012,918	3.1
Royal Bank of Scotland Group PLC	10,779,751	3.0
U.S. Treasury Bond	9,670,920	2.7
Brazil Notas do Tesouro Nacional Serie F	5,833,429	1.7
United Kingdom Gilt	3,978,437	1.1
Rabobank Capital Funding Trust III	2,556,250	0.7
Pebblebrook Hotel Trust	1,646,772	0.5
Hersha Hospitality Trust Series C	1,560,000	0.5
	$73,776,872	20.8%

*	Long-term investments.

AB GLOBAL RISK ALLOCATION FUND •	13

Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 27.2%
Financials – 5.7%
Banks – 2.2%
Agricultural Bank of China Ltd. – Class H	1,913,000	$733,575
Aozora Bank Ltd.	6,000	21,162
Australia & New Zealand Banking Group Ltd.	1,384	27,161
Banca Monte dei Paschi di Siena SpA(a)	9,802	15,367
Banco Bilbao Vizcaya Argentaria SA	3,105	25,727
Banco Comercial Portugues SA(a)	413,844	22,094
Banco de Sabadell SA^	9,488	17,481
Banco Espirito Santo SA (REG)(a)(b)(c)	17,161	– 0	–^
Banco Popolare SC(a)	1,562	22,498
Banco Popular Espanol SA	5,158	18,140
Banco Santander SA	4,307	23,439
Bank of America Corp.	2,614	45,562
Bank of China Ltd. – Class H	1,621,000	725,645
Bank of Communications Co., Ltd. – Class H	1,030,000	720,026
Bank of East Asia Ltd. (The)	5,600	20,317
Bank of Ireland(a)	49,694	18,518
Bank of Kyoto Ltd. (The)	2,000	18,649
Bank of Montreal	813	46,943
Bank of Nova Scotia (The)	985	44,911
Bank of Queensland Ltd.	3,068	30,253
Bank of Yokohama Ltd. (The)	4,000	23,541
Bankia SA	19,024	23,801
Bankinter SA	2,855	20,633
Barclays PLC	5,748	19,328
BB&T Corp.	1,284	49,588
Bendigo & Adelaide Bank Ltd.	3,665	29,535
BNP Paribas SA	453	26,820
BOC Hong Kong Holdings Ltd.	7,000	21,636
CaixaBank SA	5,800	21,224
Canadian Imperial Bank of Commerce/Canada	628	47,157
Chiba Bank Ltd. (The)	3,000	20,682
China CITIC Bank Corp. Ltd. – Class H(a)	1,211,000	763,541
China Construction Bank Corp. – Class H	1,061,000	730,833
China Everbright Bank Co., Ltd. – Class H	1,576,000	711,412
China Minsheng Banking Corp. Ltd. – Class H	809,500	777,067
Chugoku Bank Ltd. (The)	1,600	22,199
CIT Group, Inc.	1,134	48,717
Citigroup, Inc.	835	45,165
Citizens Financial Group, Inc.	1,958	52,142
Comerica, Inc.	730	33,836
Commerzbank AG(a)	1,979	21,729
Commonwealth Bank of Australia	586	33,569
Credit Agricole SA	2,003	24,136
Danske Bank A/S	1,090	29,214
DBS Group Holdings Ltd.	1,800	21,027
DNB ASA	1,850	24,316

14	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Erste Group Bank AG(a)	787	$24,122
Fifth Third Bancorp	2,222	45,929
First Republic Bank/CA	669	46,067
Fukuoka Financial Group, Inc.	4,000	19,401
Gunma Bank Ltd. (The)	4,000	24,015
Hachijuni Bank Ltd. (The)	3,000	18,149
Hang Seng Bank Ltd.	1,500	27,181
Hiroshima Bank Ltd. (The)	4,000	22,750
Hokuhoku Financial Group, Inc.	10,000	21,199
HSBC Holdings PLC	3,124	24,926
Huntington Bancshares, Inc./OH	3,941	46,070
ING Groep NV	1,750	24,027
Intesa Sanpaolo SpA	7,045	24,143
Intesa Sanpaolo SpA – RSP	8,199	25,744
Iyo Bank Ltd. (The)	2,200	21,930
Joyo Bank Ltd. (The)	5,000	23,199
JPMorgan Chase & Co.	742	49,477
KBC Groep NV	413	24,642
KeyCorp	2,744	35,974
Kyushu Financial Group, Inc.(a)	2,900	22,050
Lloyds Banking Group PLC	25,503	28,006
M&T Bank Corp.(d)	381	47,751
Mitsubishi UFJ Financial Group, Inc.	3,300	21,203
Mizuho Financial Group, Inc.	10,000	20,193
National Australia Bank Ltd.	1,335	28,310
National Bank of Canada	1,452	47,590
Natixis SA	3,313	20,075
Nordea Bank AB	2,145	23,740
Oversea-Chinese Banking Corp., Ltd.	3,479	21,361
People’s United Financial, Inc.	3,190	53,433
PNC Financial Services Group, Inc. (The)	511	48,806
Raiffeisen Bank International AG(a)	1,101	17,211
Regions Financial Corp.	4,001	40,570
Resona Holdings, Inc.	3,200	15,619
Royal Bank of Canada	802	45,690
Royal Bank of Scotland Group PLC(a)	4,021	18,311
Seven Bank Ltd.	5,100	22,336
Shinsei Bank Ltd.	11,000	20,904
Shizuoka Bank Ltd. (The)	2,000	19,543
Skandinaviska Enskilda Banken AB – Class A	2,778	29,500
Societe Generale SA	503	23,979
Standard Chartered PLC	1,428	11,974
Sumitomo Mitsui Financial Group, Inc.	500	19,084
Sumitomo Mitsui Trust Holdings, Inc.	5,000	19,086
SunTrust Banks, Inc.	1,035	44,940
Suruga Bank Ltd.	1,200	24,280
Svenska Handelsbanken AB – Class A	2,041	27,437
Swedbank AB – Class A	1,334	29,517

AB GLOBAL RISK ALLOCATION FUND •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Toronto-Dominion Bank (The)	1,294	$52,847
UniCredit SpA	3,538	20,733
Unione di Banche Italiane SpA	3,077	20,901
United Overseas Bank Ltd.	1,600	21,974
US Bancorp	1,232	54,072
Wells Fargo & Co.	990	54,549
Westpac Banking Corp.	1,187	27,530
Yamaguchi Financial Group, Inc.	2,000	23,197

		7,877,563

Capital Markets – 0.8%
3i Group PLC	3,292	24,913
Aberdeen Asset Management PLC	3,070	14,763
Affiliated Managers Group, Inc.(a)	209	37,041
Ameriprise Financial, Inc.	391	44,163
Bank of New York Mellon Corp. (The)	1,089	47,742
BlackRock, Inc. – Class A	133	48,375
Charles Schwab Corp. (The)	1,104	37,216
CI Financial Corp.	2,034	48,343
CITIC Securities Co., Ltd. – Class H	367,000	843,081
Credit Suisse Group AG (REG)(a)	1,110	23,854
Daiwa Securities Group, Inc.	2,000	12,938
Deutsche Bank AG (REG)	871	22,310
E*TRADE Financial Corp.(a)	1,023	31,130
Eaton Vance Corp.	976	35,058
Franklin Resources, Inc.	1,124	47,118
Goldman Sachs Group, Inc. (The)	252	47,885
Haitong Securities Co., Ltd. – Class H	454,800	789,244
Hargreaves Lansdown PLC	837	18,850
ICAP PLC	2,874	22,018
IGM Financial, Inc.	1,677	47,807
Invesco Ltd.	1,239	41,742
Investec PLC	2,677	22,773
Julius Baer Group Ltd.(a)	530	25,337
Legg Mason, Inc.	894	39,676
Macquarie Group Ltd.	473	27,764
Morgan Stanley	1,262	43,286
Nomura Holdings, Inc.	3,300	19,506
Northern Trust Corp.	680	50,959
Partners Group Holding AG	65	23,472
Platinum Asset Management Ltd.	4,255	24,779
Raymond James Financial, Inc.	801	47,043
SBI Holdings, Inc./Japan	1,300	14,725
Schroders PLC	452	20,388
SEI Investments Co.	756	41,119
State Street Corp.	606	43,983
T Rowe Price Group, Inc.	731	55,666
TD Ameritrade Holding Corp.	1,090	39,927
UBS Group AG	1,477	28,333

		2,854,327

16	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – 0.1%
Acom Co., Ltd.(a)	4,200	$20,839
AEON Financial Service Co., Ltd.	900	20,714
Ally Financial, Inc.(a)	2,356	47,026
American Express Co.	730	52,297
Capital One Financial Corp.	591	46,399
Credit Saison Co., Ltd.	900	16,980
Discover Financial Services	851	48,303
Navient Corp.	3,579	42,626
Synchrony Financial(a)	1,311	41,729

		336,913

Diversified Financial Services – 0.2%
ASX Ltd.	1,059	31,635
Berkshire Hathaway, Inc. – Class B(a)	462	61,950
CME Group, Inc./IL – Class A	446	43,552
Deutsche Boerse AG	329	28,179
Eurazeo SA	317	21,292
EXOR SpA	564	25,265
First Pacific Co., Ltd./Hong Kong	32,000	19,899
Groupe Bruxelles Lambert SA	509	41,829
Hong Kong Exchanges and Clearing Ltd.	600	15,608
Industrivarden AB – Class C	1,662	29,747
Intercontinental Exchange, Inc.	170	44,173
Investment AB Kinnevik – Class B	881	27,078
Investor AB – Class B	725	27,616
Japan Exchange Group, Inc.	1,500	23,507
Leucadia National Corp.	1,962	34,688
London Stock Exchange Group PLC	639	25,503
McGraw Hill Financial, Inc.	461	44,473
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,400	23,132
Moody’s Corp.	473	48,776
Nasdaq, Inc.	869	50,941
Onex Corp.	771	47,480
ORIX Corp.	1,100	15,881
Pargesa Holding SA	572	35,974
Singapore Exchange Ltd.	4,200	22,436
Voya Financial, Inc.	1,215	49,450
Wendel SA	209	24,904

		864,968

Insurance – 1.3%
ACE Ltd.	502	57,655
Admiral Group PLC	1,014	24,753
Aegon NV	3,613	22,036
Aflac, Inc.	946	61,717
Ageas	826	36,139
AIA Group Ltd.	3,600	21,541
Alleghany Corp.(a)	121	61,633
Allianz SE (REG)	195	34,455

AB GLOBAL RISK ALLOCATION FUND •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Allstate Corp. (The)	928	$58,241
American International Group, Inc.	811	51,563
AMP Ltd.	6,142	25,738
Aon PLC	592	56,086
Arch Capital Group Ltd.(a)	812	58,846
Arthur J Gallagher & Co.	1,091	47,731
Assicurazioni Generali SpA	1,690	32,103
Assurant, Inc.	560	47,891
Aviva PLC	3,081	23,735
Axis Capital Holdings Ltd.	788	44,128
Baloise Holding AG (REG)	325	39,483
China Life Insurance Co., Ltd. – Class H	202,000	695,380
Chubb Corp. (The)	572	74,663
Cincinnati Financial Corp.	840	51,332
CNP Assurances	2,011	27,992
Dai-ichi Life Insurance Co., Ltd. (The)	800	13,859
Delta Lloyd NV	1,597	11,487
Direct Line Insurance Group PLC	5,129	31,807
Everest Re Group Ltd.	316	58,283
Fairfax Financial Holdings Ltd.	100	48,012
FNF Group	1,350	48,398
Gjensidige Forsikring ASA	2,073	33,412
Great-West Lifeco, Inc.	1,848	50,218
Hannover Rueck SE (REG)	291	34,007
Hartford Financial Services Group, Inc. (The)	989	45,138
Industrial Alliance Insurance & Financial Services, Inc.	1,498	50,814
Insurance Australia Group Ltd.	6,859	27,401
Intact Financial Corp.	718	47,861
Legal & General Group PLC	6,830	27,915
Lincoln National Corp.	751	41,298
Loews Corp.	1,507	57,100
Manulife Financial Corp.	2,535	41,723
Mapfre SA	11,222	30,751
Marsh & McLennan Cos., Inc.	1,103	60,996
Medibank Pvt Ltd.	16,500	27,633
MetLife, Inc.	841	42,967
MS&AD Insurance Group Holdings, Inc.	600	16,927
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	212	42,630
New China Life Insurance Co., Ltd. – Class H	170,000	709,680
NN Group NV	971	33,149
Old Mutual PLC	6,648	20,919
PartnerRe Ltd.	98	13,635
Power Corp. of Canada	2,138	50,158
Power Financial Corp.	1,959	49,743
Principal Financial Group, Inc.	847	43,587
Progressive Corp. (The)	1,820	56,092
Prudential Financial, Inc.	489	42,323

18	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Prudential PLC	922	$21,374
QBE Insurance Group Ltd.	2,786	25,029
RenaissanceRe Holdings Ltd.	459	50,839
RSA Insurance Group PLC	4,202	27,860
Sampo Oyj – Class A	719	35,615
SCOR SE	820	32,131
Sompo Japan Nipponkoa Holdings, Inc.	500	15,421
Sony Financial Holdings, Inc.	1,272	23,440
St James’s Place PLC	1,726	26,424
Standard Life PLC	3,550	22,264
Sun Life Financial, Inc.	1,303	42,970
Suncorp Group Ltd.	3,603	34,795
Swiss Life Holding AG(a)	147	37,083
Swiss Re AG	498	47,456
T&D Holdings, Inc.	1,150	16,123
Tokio Marine Holdings, Inc.	500	18,442
Torchmark Corp.	1,069	64,803
Travelers Cos., Inc. (The)	580	66,451
Tryg A/S	1,387	27,001
UnipolSai SpA	11,994	30,935
Unum Group	1,435	52,636
Willis Group Holdings PLC	1,350	62,046
WR Berkley Corp.	1,045	58,165
XL Group PLC	1,447	55,246
Zurich Insurance Group AG(a)	130	34,215

		4,493,528

Real Estate Investment Trusts (REITs) – 0.8%
American Capital Agency Corp.	3,323	59,648
American Tower Corp.	541	53,765
Annaly Capital Management, Inc.	5,605	53,696
Ascendas Real Estate Investment Trust	13,600	23,021
AvalonBay Communities, Inc.	290	52,719
Boston Properties, Inc.	423	52,871
British Land Co. PLC (The)	2,036	25,559
Brixmor Property Group, Inc.	1,860	46,705
Camden Property Trust	733	55,987
CapitaLand Commercial Trust Ltd.	22,900	21,233
CapitaLand Mall Trust	16,000	21,565
Communications Sales & Leasing, Inc.	2,374	46,174
Crown Castle International Corp.	751	64,518
Dexus Property Group	4,150	23,005
Digital Realty Trust, Inc.	726	52,352
Duke Realty Corp.	2,891	58,832
Equinix, Inc.	149	44,179
Equity Residential	661	52,761
Essex Property Trust, Inc.	217	50,081
Extra Space Storage, Inc.	607	50,836
Federal Realty Investment Trust	334	48,938

AB GLOBAL RISK ALLOCATION FUND •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Fonciere Des Regions	347	$30,768
Four Corners Property Trust, Inc.(a)	291	5,762
Gecina SA	282	34,066
General Growth Properties, Inc.	1,244	31,685
Goodman Group	6,597	29,061
GPT Group (The)	9,402	31,342
H&R Real Estate Investment Trust	3,017	48,482
Hammerson PLC	3,426	31,476
HCP, Inc.	1,420	50,453
Host Hotels & Resorts, Inc.	1,978	32,835
ICADE	438	30,902
Intu Properties PLC	4,904	23,889
Iron Mountain, Inc.	1,449	40,253
Japan Prime Realty Investment Corp.	8	27,593
Japan Real Estate Investment Corp.	6	28,529
Japan Retail Fund Investment Corp.	16	30,614
Kimco Realty Corp.	2,030	52,963
Klepierre	678	30,777
Land Securities Group PLC	1,267	23,489
Liberty Property Trust	1,078	36,544
Link REIT	3,500	21,374
Macerich Co. (The)	484	37,825
Mirvac Group	17,566	23,606
Nippon Building Fund, Inc.	5	23,610
Nippon Prologis REIT, Inc.	12	21,027
Nomura Real Estate Master Fund, Inc.(a)	18	21,714
Plum Creek Timber Co., Inc.	1,708	86,783
Prologis, Inc.	1,215	51,941
Public Storage	260	62,416
Realty Income Corp.(d)	1,200	59,544
Regency Centers Corp.	776	52,287
RioCan Real Estate Investment Trust (Toronto)	2,493	47,696
Scentre Group	11,288	32,537
Segro PLC	3,829	25,417
Simon Property Group, Inc.	242	45,070
SL Green Realty Corp.	448	52,900
Stockland	9,666	27,891
Suntec Real Estate Investment Trust	19,200	20,860
UDR, Inc.	1,441	53,187
Unibail-Rodamco SE	101	25,944
United Urban Investment Corp.	16	21,302
Ventas, Inc.	977	52,113
VEREIT, Inc.	5,615	46,773
Vicinity Centres	10,934	21,387
Vornado Realty Trust	594	57,475
Welltower, Inc.	799	50,489
Westfield Corp.	4,344	30,029
Weyerhaeuser Co.	1,624	52,244

		2,735,369

20	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.3%
Aeon Mall Co., Ltd.	1,400	$24,075
Brookfield Asset Management, Inc. – Class A	1,234	42,367
CapitaLand Ltd.	9,900	21,175
CBRE Group, Inc. – Class A(a)	1,193	44,702
Cheung Kong Property Holdings Ltd.	3,184	20,825
City Developments Ltd.	4,000	20,814
Daito Trust Construction Co., Ltd.	200	20,782
Daiwa House Industry Co., Ltd.	800	22,310
Deutsche Wohnen AG	1,085	29,809
First Capital Realty, Inc.	3,278	48,086
Global Logistic Properties Ltd.	14,000	19,529
Hang Lung Properties Ltd.	9,000	21,256
Henderson Land Development Co., Ltd.	2,773	17,103
Hulic Co., Ltd.	2,600	23,893
Hysan Development Co., Ltd.	5,000	21,086
Jones Lang LaSalle, Inc.	288	47,843
Keppel Land Ltd.(a)(b)(c)	7,000	21,041
Kerry Properties Ltd.	7,500	21,256
LendLease Group	2,677	24,567
Mitsubishi Estate Co., Ltd.	1,000	21,046
Mitsui Fudosan Co., Ltd.	1,000	25,238
New World Development Co., Ltd.	22,287	22,243
Nomura Real Estate Holdings, Inc.	1,100	21,541
NTT Urban Development Corp.	2,300	22,417
Realogy Holdings Corp.(a)	926	38,253
Sino Land Co., Ltd.	14,000	20,579
Sumitomo Realty & Development Co., Ltd.	1,000	30,402
Sun Hung Kai Properties Ltd.	2,000	24,785
Swire Pacific Ltd. – Class A	3,000	32,995
Swire Properties Ltd.	7,600	21,957
Swiss Prime Site AG (REG)(a)	714	53,401
Tokyo Tatemono Co., Ltd.	1,900	22,835
Tokyu Fudosan Holdings Corp.	3,400	22,932
UOL Group Ltd.	4,828	20,877
Vonovia SE	666	20,614
Wharf Holdings Ltd. (The)	3,000	17,082
Wheelock & Co., Ltd.	5,000	21,626

		973,342

Thrifts & Mortgage Finance – 0.0%
New York Community Bancorp, Inc.	2,869	47,052

		20,183,062

Industrials – 3.5%
Aerospace & Defense – 0.5%
Airbus Group SE	365	26,348
B/E Aerospace, Inc.	1,602	74,044
BAE Systems PLC	4,280	33,289

AB GLOBAL RISK ALLOCATION FUND •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Boeing Co. (The)	593	$86,252
Bombardier, Inc. – Class B	68,058	66,251
CAE, Inc.	6,604	74,969
Cobham PLC	6,349	28,998
Finmeccanica SpA(a)	2,125	30,739
General Dynamics Corp.	642	94,027
Honeywell International, Inc.	928	96,466
L-3 Communications Holdings, Inc.	681	83,361
Lockheed Martin Corp.	496	108,703
Meggitt PLC	5,109	29,795
Northrop Grumman Corp.	467	87,030
Precision Castparts Corp.	660	152,816
Raytheon Co.	833	103,317
Rockwell Collins, Inc.	1,074	99,538
Rolls-Royce Holdings PLC(a)	1,898	17,316
Safran SA	359	26,315
Singapore Technologies Engineering Ltd.	5,200	10,532
Textron, Inc.	1,776	75,782
Thales SA	393	29,246
TransDigm Group, Inc.(a)	293	68,747
United Technologies Corp.	951	91,344
Zodiac Aerospace	912	24,698

		1,619,923

Air Freight & Logistics – 0.1%
Bollore SA	5,563	25,583
Bollore SA(a)	14	64
CH Robinson Worldwide, Inc.	1,223	82,467
Deutsche Post AG (REG)	1,036	30,168
Expeditors International of Washington, Inc.	1,793	87,032
FedEx Corp.	461	73,087
Kuehne & Nagel International AG (REG)	239	32,274
Royal Mail PLC	3,831	28,017
TNT Express NV	3,337	27,172
United Parcel Service, Inc. – Class B	1,055	108,676
Yamato Holdings Co., Ltd.	700	13,367

		507,907

Airlines – 0.1%
American Airlines Group, Inc.	1,665	68,698
ANA Holdings, Inc.	4,000	11,260
Cathay Pacific Airways Ltd.	8,000	14,129
Delta Air Lines, Inc.	1,163	54,033
Deutsche Lufthansa AG (REG)(a)	1,718	24,590
easyJet PLC	1,110	27,606
International Consolidated Airlines Group SA(a)	3,043	25,883
Japan Airlines Co., Ltd.	300	10,251
Qantas Airways Ltd.(a)	3,852	10,097
Singapore Airlines Ltd.	1,500	10,799

22	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Southwest Airlines Co.	1,376	$63,131
United Continental Holdings, Inc.(a)	893	49,767

		370,244

Building Products – 0.1%
Asahi Glass Co., Ltd.	2,000	11,766
Assa Abloy AB – Class B	1,428	30,326
Cie de Saint-Gobain	629	27,754
Daikin Industries Ltd.	200	14,029
Fortune Brands Home & Security, Inc.	1,454	79,926
Geberit AG (REG)	109	36,432
LIXIL Group Corp.	400	9,348
Masco Corp.	2,582	77,228
TOTO Ltd.	400	13,818

		300,627

Commercial Services & Supplies – 0.2%
ADT Corp. (The)(d)	1,730	61,363
Aggreko PLC	1,338	20,249
Babcock International Group PLC	1,657	26,716
Brambles Ltd.	2,547	19,981
Cintas Corp.	980	89,758
Dai Nippon Printing Co., Ltd.	1,000	9,775
Edenred	1,019	21,118
G4S PLC	7,860	26,860
ISS A/S	820	28,596
Park24 Co., Ltd.	600	12,205
Republic Services, Inc. – Class A	2,604	114,394
Secom Co., Ltd.	200	13,702
Securitas AB – Class B	2,064	31,465
Societe BIC SA	168	27,623
Stericycle, Inc.(a)	663	80,037
Toppan Printing Co., Ltd.	1,000	8,773
Tyco International PLC	2,260	79,801
Waste Management, Inc.	2,314	124,424

		796,840

Construction & Engineering – 0.7%
ACS Actividades de Construccion y Servicios SA	721	23,476
Boskalis Westminster	614	27,303
Bouygues SA	666	25,033
Chicago Bridge & Iron Co. NV(d)	975	41,681
China Communications Construction Co., Ltd. – Class H	566,000	651,050
China Railway Construction Corp. Ltd. – Class H	511,500	679,164
China Railway Group Ltd. – Class H	823,000	689,745
CIMIC Group Ltd.	836	15,107
Ferrovial SA	1,151	27,235
Fluor Corp.	1,280	62,208

AB GLOBAL RISK ALLOCATION FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Jacobs Engineering Group, Inc.(a)	1,595	$70,403
JGC Corp.	1,000	17,042
Kajima Corp.	2,000	10,985
Obayashi Corp.	2,000	18,486
Orascom Construction Ltd.(a)	173	1,075
Quanta Services, Inc.(a)	2,418	53,317
Shimizu Corp.	1,000	8,393
Skanska AB – Class B	1,638	32,552
SNC-Lavalin Group, Inc.	2,328	73,948
Taisei Corp.	2,000	12,332
Vinci SA	520	33,780

		2,574,315

Electrical Equipment – 0.2%
ABB Ltd. (REG)(a)	1,956	37,031
Acuity Brands, Inc.	350	80,808
Alstom SA(a)	751	23,326
AMETEK, Inc.	1,274	71,930
Eaton Corp. PLC	1,388	80,726
Emerson Electric Co.	1,542	77,100
Fuji Electric Co., Ltd.	3,000	13,819
Legrand SA	472	27,743
Mabuchi Motor Co., Ltd.	200	11,516
Mitsubishi Electric Corp.	1,000	11,067
Nidec Corp.	100	7,730
OSRAM Licht AG	335	14,111
Prysmian SpA	1,175	25,667
Rockwell Automation, Inc.	649	69,080
Schneider Electric SE (Paris)	450	28,429
Sensata Technologies Holding NV(a)	1,552	71,097
Vestas Wind Systems A/S	330	21,484

		672,664

Industrial Conglomerates – 0.2%
3M Co.	663	103,813
CK Hutchison Holdings Ltd.	1,184	15,447
Danaher Corp.	917	88,390
General Electric Co.	3,325	99,550
Keihan Electric Railway Co., Ltd.	2,000	13,338
Keppel Corp., Ltd.	2,400	11,126
Koninklijke Philips NV	1,018	27,774
NWS Holdings Ltd.	8,000	11,319
Roper Technologies, Inc.	476	92,101
Seibu Holdings, Inc.	600	12,667
Sembcorp Industries Ltd.	4,800	11,049
Siemens AG (REG)	321	33,345
Smiths Group PLC	1,491	23,165
Toshiba Corp.(a)	4,000	9,774

		552,858

24	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.6%
AGCO Corp.(d)	1,308	$65,740
Alfa Laval AB	1,589	29,349
Amada Holdings Co., Ltd.	1,300	12,801
ANDRITZ AG	572	29,995
Atlas Copco AB – Class A	1,014	27,145
Atlas Copco AB – Class B	1,119	27,653
Caterpillar, Inc.	901	65,458
CNH Industrial NV	3,132	23,016
Cummins, Inc.	666	66,846
Deere & Co.	792	63,019
Dover Corp.	1,089	71,765
FANUC Corp.	100	17,824
Flowserve Corp.	1,372	63,441
GEA Group AG	711	29,439
Hino Motors Ltd.	1,000	12,165
Hitachi Construction Machinery Co., Ltd.	600	9,423
IHI Corp.	4,000	10,468
Illinois Tool Works, Inc.	1,033	97,081
IMI PLC	1,580	22,677
Ingersoll-Rand PLC	1,392	81,669
JTEKT Corp.	700	12,930
Kawasaki Heavy Industries Ltd.	3,000	11,928
Komatsu Ltd.	700	11,594
Kone Oyj – Class B	555	23,644
Kubota Corp.	1,000	16,687
Kurita Water Industries Ltd.	500	10,771
Makita Corp.	200	11,347
MAN SE	408	40,453
Melrose Industries PLC	5,625	24,566
Metso Oyj	1,082	26,830
Minebea Co., Ltd.	1,000	10,969
Mitsubishi Heavy Industries Ltd.	2,000	10,231
Nabtesco Corp.	600	12,545
NGK Insulators Ltd.	1,000	23,176
NSK Ltd.	900	11,325
PACCAR, Inc.	1,281	66,561
Parker-Hannifin Corp.	703	73,576
Pentair PLC	1,140	64,638
Sandvik AB	2,559	26,467
Schindler Holding AG	211	34,706
Schindler Holding AG (REG)	168	27,543
Sembcorp Marine Ltd.	7,200	10,500
SKF AB – Class B	1,410	24,551
Snap-on, Inc.	540	92,966
Stanley Black & Decker, Inc.	938	102,392
Sulzer AG (REG)	254	26,502
Sumitomo Heavy Industries Ltd.	2,000	9,482
THK Co., Ltd.	600	11,965

AB GLOBAL RISK ALLOCATION FUND •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Volvo AB – Class B	2,554	$26,365
WABCO Holdings, Inc.(a)	633	68,035
Wabtec Corp./DE	951	76,194
Wartsila Oyj Abp	632	28,378
Weir Group PLC (The)	1,224	22,132
Xylem, Inc./NY	2,003	74,752
Yangzijiang Shipbuilding Holdings Ltd.	13,600	10,595
Zardoya Otis SA	2,239	27,060

		1,991,330

Marine – 0.0%
AP Moeller – Maersk A/S – Class A	19	28,435
AP Moeller – Maersk A/S – Class B	18	27,398
Mitsui OSK Lines Ltd.	4,000	10,431
Nippon Yusen KK	4,000	10,408

		76,672

Professional Services – 0.2%
Adecco SA (REG)(a)	386	26,409
Bureau Veritas SA	1,554	31,997
Capita PLC	1,471	28,190
Dun & Bradstreet Corp. (The)	676	72,866
Equifax, Inc.	938	104,587
Experian PLC	1,374	25,491
IHS, Inc. – Class A(a)	664	81,878
Intertek Group PLC	762	32,445
ManpowerGroup, Inc.	763	68,884
Nielsen Holdings PLC	1,665	77,722
Randstad Holding NV	433	27,096
Recruit Holdings Co., Ltd.	400	12,492
Robert Half International, Inc.	1,568	80,250
SEEK Ltd.	1,577	15,785
SGS SA (REG)	18	34,433
Towers Watson & Co. – Class A	523	70,349
Verisk Analytics, Inc. – Class A(a)	1,098	82,295

		873,169

Road & Rail – 0.2%
Asciano Ltd.	4,268	26,321
Aurizon Holdings Ltd.	4,017	16,137
Canadian National Railway Co.	1,334	79,623
Canadian Pacific Railway Ltd.	450	66,345
Central Japan Railway Co.	84	15,011
ComfortDelGro Corp., Ltd.	5,400	11,206
CSX Corp.	2,487	70,705
DSV A/S	770	29,908
East Japan Railway Co.	200	18,893
Hankyu Hanshin Holdings, Inc.	2,000	12,804
Hertz Global Holdings, Inc.(a)	2,216	35,146
JB Hunt Transport Services, Inc.	1,089	85,203

26	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kansas City Southern	808	$73,463
Keikyu Corp.	2,000	16,201
Keio Corp.	2,000	16,425
Keisei Electric Railway Co., Ltd.	1,000	12,019
Kintetsu Group Holdings Co., Ltd.	3,000	11,502
MTR Corp., Ltd.(b)(c)	4,000	18,512
Nagoya Railroad Co., Ltd.	3,000	12,087
Nippon Express Co., Ltd.	3,000	13,556
Norfolk Southern Corp.	958	91,067
Odakyu Electric Railway Co., Ltd.	1,000	10,170
Tobu Railway Co., Ltd.	3,000	14,626
Tokyu Corp.	2,000	15,539
Union Pacific Corp.	879	73,792
West Japan Railway Co.	118	7,453

		853,714

Trading Companies & Distributors – 0.2%
Ashtead Group PLC	1,680	27,713
Brenntag AG	474	25,848
Bunzl PLC	1,098	31,740
Fastenal Co.(d)	1,931	78,360
Finning International, Inc.	4,767	70,035
ITOCHU Corp.	900	10,964
Marubeni Corp.	2,200	12,175
Mitsubishi Corp.	800	13,458
Mitsui & Co., Ltd.	1,100	13,486
Noble Group Ltd.	32,500	9,770
Rexel SA	1,980	27,096
Sumitomo Corp.	1,300	13,794
Toyota Tsusho Corp.	500	11,725
Travis Perkins PLC	1,164	35,623
United Rentals, Inc.(a)	992	78,041
Wolseley PLC	671	38,955
WW Grainger, Inc.(d)	390	78,211

		576,994

Transportation Infrastructure – 0.2%
Abertis Infraestructuras SA	1,749	27,034
Aena SA(a)(e)	288	32,592
Aeroports de Paris	294	33,266
Atlantia SpA	1,195	31,506
Auckland International Airport Ltd.	3,354	11,656
Fraport AG Frankfurt Airport Services Worldwide	536	32,713
Groupe Eurotunnel SE (REG)	2,271	29,002
Hutchison Port Holdings Trust – Class U	22,000	11,874
Japan Airport Terminal Co., Ltd.	200	10,119
Kamigumi Co., Ltd.	1,000	8,812
Mitsubishi Logistics Corp.	1,000	13,985
Shenzhen Chiwan Wharf Holdings Ltd. – Class B	123,103	245,461
Sydney Airport	4,157	19,798

AB GLOBAL RISK ALLOCATION FUND •	27

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Transurban Group	1,640	$12,291

		520,109

		12,287,366

Consumer Staples – 3.1%
Beverages – 0.5%
Anheuser-Busch InBev SA/NV	509	65,440
Asahi Group Holdings Ltd.	1,500	47,077
Brown-Forman Corp. – Class B	1,438	147,453
Carlsberg A/S – Class B	632	53,594
Coca-Cola Amatil Ltd.	8,162	53,244
Coca-Cola Co. (The)	5,036	214,634
Coca-Cola Enterprises, Inc.	3,021	151,956
Coca-Cola HBC AG(a)	1,907	46,221
Constellation Brands, Inc. – Class A	1,052	147,554
Diageo PLC	1,714	49,160
Dr Pepper Snapple Group, Inc.	1,710	153,472
Heineken Holding NV	727	57,066
Heineken NV	736	65,255
Kirin Holdings Co., Ltd.	3,700	52,147
Molson Coors Brewing Co. – Class B	1,175	108,135
Monster Beverage Corp.(a)	740	114,411
PepsiCo, Inc.	1,992	199,519
Pernod Ricard SA	611	69,434
Remy Cointreau SA	826	58,495
SABMiller PLC (London)	616	37,350
Suntory Beverage & Food Ltd.	1,100	42,880
Treasury Wine Estates Ltd.	1,263	6,879

		1,941,376

Food & Staples Retailing – 0.8%
Aeon Co., Ltd.	3,400	52,771
Alimentation Couche-Tard, Inc. – Class B	2,967	135,258
Carrefour SA	1,635	50,391
Casino Guichard Perrachon SA	827	47,247
Colruyt SA	1,514	74,987
Costco Wholesale Corp.	1,086	175,302
CVS Health Corp.	1,407	132,385
Delhaize Group	619	61,975
Distribuidora Internacional de Alimentacion SA(a)	7,755	48,943
Empire Co., Ltd. – Class A	6,464	128,946
FamilyMart Co., Ltd.	900	40,160
George Weston Ltd.	1,602	131,032
ICA Gruppen AB	1,898	66,803
J Sainsbury PLC	9,666	36,935
Jean Coutu Group PJC, Inc. (The) – Class A	8,821	118,102
Jeronimo Martins SGPS SA	4,130	57,276
Koninklijke Ahold NV	3,191	69,451
Kroger Co. (The)	3,015	113,545
Lawson, Inc.	600	45,521

28	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Loblaw Cos., Ltd.	2,572	$129,847
METRO AG	1,662	55,291
Metro, Inc.	4,708	135,587
Rite Aid Corp.(a)	13,227	104,229
Seven & i Holdings Co., Ltd.	1,000	44,778
Sysco Corp.	4,435	182,278
Tesco PLC(a)	15,849	39,884
Wal-Mart Stores, Inc.	2,652	156,044
Walgreens Boots Alliance, Inc.	1,416	118,986
Wesfarmers Ltd.	2,050	56,337
Whole Foods Market, Inc.	2,294	66,870
Wm Morrison Supermarkets PLC	14,070	32,242
Woolworths Ltd.	2,680	45,722

		2,755,125

Food Products – 1.0%
Ajinomoto Co., Inc.	2,000	45,866
Archer-Daniels-Midland Co.	3,166	115,527
Aryzta AG(a)	978	45,878
Associated British Foods PLC	1,018	54,305
Barry Callebaut AG (REG)(a)	71	73,751
Bunge Ltd.	2,112	140,680
Calbee, Inc.	1,100	45,551
Campbell Soup Co.	3,082	161,004
Chocoladefabriken Lindt & Spruengli AG	12	72,377
Chocoladefabriken Lindt & Spruengli AG (REG)	1	72,225
ConAgra Foods, Inc.	2,881	117,919
Danone SA	1,044	73,005
General Mills, Inc.	3,043	175,764
Golden Agri-Resources Ltd.	159,600	40,653
Hershey Co. (The)	1,790	154,495
Hormel Foods Corp.	2,063	154,560
JM Smucker Co. (The)	1,326	160,698
Kellogg Co.	2,534	174,263
Kerry Group PLC – Class A	1,016	81,898
Keurig Green Mountain, Inc.	1,064	55,754
Kikkoman Corp.	1,000	32,945
Kraft Heinz Co. (The)	1,782	131,316
McCormick & Co., Inc./MD	2,050	176,136
Mead Johnson Nutrition Co. – Class A	1,105	89,052
MEIJI Holdings Co., Ltd.	600	48,009
Mondelez International, Inc. – Class A	2,487	108,582
Nestle SA (REG)	1,344	99,616
NH Foods Ltd.	2,000	38,658
Nisshin Seifun Group, Inc.	2,900	45,549
Nissin Foods Holdings Co., Ltd.	1,000	50,792
Orkla ASA	6,729	54,579
Saputo, Inc.	5,610	137,325
Tate & Lyle PLC	5,945	52,736

AB GLOBAL RISK ALLOCATION FUND •	29

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Toyo Suisan Kaisha Ltd.	1,200	$42,985
Tyson Foods, Inc. – Class A	2,364	118,200
WH Group Ltd.(a)(e)	80,500	41,708
WhiteWave Foods Co. (The)(a)	3,273	132,982
Wilmar International Ltd.	19,800	40,020
Yakult Honsha Co., Ltd.	800	39,526
Yamazaki Baking Co., Ltd.	2,000	37,645

		3,534,534

Household Products – 0.4%
Church & Dwight Co., Inc.	2,187	187,579
Clorox Co. (The)	1,525	189,557
Colgate-Palmolive Co.	2,708	177,861
Edgewell Personal Care Co.	1,377	110,849
Henkel AG & Co. KGaA	628	60,178
Henkel AG & Co. KGaA (Preference Shares)	617	69,966
Kimberly-Clark Corp.	1,560	185,874
Procter & Gamble Co. (The)	2,727	204,089
Reckitt Benckiser Group PLC	593	55,603
Svenska Cellulosa AB SCA – Class B	2,209	63,574
Unicharm Corp.	1,600	33,798

		1,338,928

Personal Products – 0.2%
Beiersdorf AG	678	63,032
Estee Lauder Cos., Inc. (The) – Class A	1,715	144,266
Kao Corp.	900	46,116
Kose Corp.	500	52,372
L’Oreal SA	375	66,323
Shiseido Co., Ltd.	1,600	38,231
Unilever NV	1,533	67,258
Unilever PLC	1,345	57,411

		535,009

Tobacco – 0.2%
Altria Group, Inc.	2,770	159,552
British American Tobacco PLC	963	56,042
Imperial Tobacco Group PLC	887	47,910
Japan Tobacco, Inc.	1,099	39,361
Philip Morris International, Inc.	2,101	183,606
Reynolds American, Inc.	3,120	144,300
Swedish Match AB	2,092	72,065

		702,836

		10,807,808

Consumer Discretionary – 2.9%
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	300	12,019
Autoliv, Inc.(d)	453	57,001
BorgWarner, Inc.	1,134	48,410
Bridgestone Corp.	500	17,810

30	• AB GLOBAL RISK ALLOCATION FUND
Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cie Generale des Etablissements Michelin – Class B	444	$44,467
Continental AG	164	39,510
Delphi Automotive PLC	651	57,210
Denso Corp.	400	19,083
GKN PLC	6,932	31,352
Goodyear Tire & Rubber Co. (The)	1,633	56,959
Johnson Controls, Inc.	1,432	65,872
Koito Manufacturing Co., Ltd.	400	16,229
Lear Corp.	467	58,795
Magna International, Inc. (Toronto) – Class A	937	42,617
NGK Spark Plug Co., Ltd.	600	16,346
NHK Spring Co., Ltd.	1,400	14,393
NOK Corp.	600	16,178
Nokian Renkaat Oyj	734	28,754
Stanley Electric Co., Ltd.	700	15,487
Sumitomo Electric Industries Ltd.	1,100	15,653
Sumitomo Rubber Industries Ltd.	1,000	13,515
Toyoda Gosei Co., Ltd.	600	14,266
Toyota Industries Corp.	300	15,910
Valeo SA	213	32,930
Yokohama Rubber Co., Ltd. (The)	700	12,045

		762,811

Automobiles – 0.2%
Bayerische Motoren Werke AG	380	41,384
Bayerische Motoren Werke AG (Preference Shares)	459	38,418
Daihatsu Motor Co., Ltd.	1,200	15,570
Daimler AG (REG)	440	39,276
Fiat Chrysler Automobiles NV(a)	2,101	29,994
Ford Motor Co.	4,029	57,736
Fuji Heavy Industries Ltd.	400	16,551
General Motors Co.	1,733	62,735
Harley-Davidson, Inc.	1,081	52,883
Honda Motor Co., Ltd.	500	16,323
Isuzu Motors Ltd.	1,200	13,496
Mazda Motor Corp.	700	14,553
Mitsubishi Motors Corp.	1,600	14,245
Nissan Motor Co., Ltd.	1,700	18,158
Peugeot SA(a)	1,594	28,434
Porsche Automobil Holding SE (Preference Shares)	662	34,664
Renault SA	300	30,219
Suzuki Motor Corp.	400	12,299
Tesla Motors, Inc.(a)(d)	220	50,657
Toyota Motor Corp.	300	18,671
Volkswagen AG	224	33,346
Volkswagen AG (Preference Shares)	241	33,404
Yamaha Motor Co., Ltd.	600	14,648

		687,664

AB GLOBAL RISK ALLOCATION FUND •	31

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.0%
Genuine Parts Co.	885	$80,208
Jardine Cycle & Carriage Ltd.	600	13,600
LKQ Corp.(a)	1,975	58,243

		152,051

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	500	12,683
H&R Block, Inc.	1,562	57,310

		69,993

Hotels, Restaurants & Leisure – 0.4%
Accor SA	700	29,514
Aramark	1,665	54,312
Aristocrat Leisure Ltd.	2,130	14,582
Carnival Corp.	1,077	54,421
Carnival PLC	580	30,205
Chipotle Mexican Grill, Inc. – Class A(a)	98	56,796
Compass Group PLC	2,485	43,207
Crown Resorts Ltd.	2,037	17,087
Darden Restaurants, Inc.	874	49,093
Flight Centre Travel Group Ltd.	722	18,760
Galaxy Entertainment Group Ltd.	3,000	8,801
Genting Singapore PLC	23,700	12,758
Hilton Worldwide Holdings, Inc.	1,997	46,370
InterContinental Hotels Group PLC	855	32,827
Las Vegas Sands Corp.	816	35,953
Marriott International, Inc./MD – Class A	748	53,041
McDonald’s Corp.	675	77,058
McDonald’s Holdings Co. Japan Ltd.	600	14,577
Merlin Entertainments PLC(e)	11,185	68,881
MGM China Holdings Ltd.	6,000	7,927
MGM Resorts International(a)	1,650	37,521
Norwegian Cruise Line Holdings Ltd.(a)	862	49,513
Oriental Land Co., Ltd./Japan	200	11,379
Restaurant Brands International, Inc.	1,336	48,800
Royal Caribbean Cruises Ltd.	533	49,361
Sands China Ltd.	2,800	9,415
Shanghai Jinjiang International Hotels Development Co., Ltd. – Class B	24,143	79,672
Shangri-La Asia Ltd.	16,000	14,979
SJM Holdings Ltd.	18,000	13,217
Sodexo SA	560	55,311
Starbucks Corp.	1,018	62,495
Starwood Hotels & Resorts Worldwide, Inc.	598	42,960
Tabcorp Holdings Ltd.	5,524	18,228
Tatts Group Ltd.	5,245	15,748
TUI AG	2,043	33,892
Whitbread PLC	560	38,342
William Hill PLC	7,401	39,849

32	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Wyndham Worldwide Corp.	732	$55,574
Wynn Macau Ltd.	10,000	12,520
Wynn Resorts Ltd.(d)	359	22,535
Yum! Brands, Inc.	689	49,959

		1,487,440

Household Durables – 0.4%
Barratt Developments PLC	4,136	37,414
Casio Computer Co., Ltd.	600	13,229
DR Horton, Inc.	1,431	46,236
Electrolux AB – Class B	1,051	30,803
Garmin Ltd.	1,680	63,588
Harman International Industries, Inc.	406	41,883
Husqvarna AB – Class B	6,517	42,431
Iida Group Holdings Co., Ltd.	800	15,556
Jarden Corp.(a)	1,053	49,154
Konka Group Co., Ltd. – Class B	588,034	304,516
Leggett & Platt, Inc.	1,564	72,882
Lennar Corp. – Class A	980	50,186
Mohawk Industries, Inc.(a)	257	49,015
Newell Rubbermaid, Inc.	1,590	71,009
Nikon Corp.	1,100	14,779
Panasonic Corp.	1,300	14,702
Persimmon PLC(a)	1,275	36,752
PulteGroup, Inc.	2,702	52,635
Rinnai Corp.	200	17,913
Sekisui Chemical Co., Ltd.	1,200	14,314
Sekisui House Ltd.	1,100	18,612
Sharp Corp./Japan(a)	10,000	10,226
Sony Corp.	500	12,955
Taylor Wimpey PLC	13,142	38,497
Techtronic Industries Co., Ltd.	3,500	14,263
Toll Brothers, Inc.(a)	1,460	54,283
Whirlpool Corp.	318	51,681

		1,239,514

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(a)	78	51,854
Expedia, Inc.	366	45,058
Liberty Interactive Corp. QVC Group – Class A(a)	1,679	44,460
Netflix, Inc.(a)	275	33,916
Priceline Group, Inc. (The)(a)	36	44,958
Rakuten, Inc.	1,099	13,867
TripAdvisor, Inc.(a)	475	39,126

		273,239

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	600	13,375
Hasbro, Inc.	813	59,422
Mattel, Inc.(d)	2,122	52,753

AB GLOBAL RISK ALLOCATION FUND •	33

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Polaris Industries, Inc.(d)	442	$46,600
Sankyo Co., Ltd.	400	15,834
Sega Sammy Holdings, Inc.	1,400	15,126
Shimano, Inc.	100	14,876
Yamaha Corp.	600	15,090

		233,076

Media – 0.6%
Altice NV – Class A(a)	952	14,585
Altice NV – Class B(a)	1,968	30,608
Axel Springer SE	809	45,089
Cablevision Systems Corp. – Class A	489	14,915
CBS Corp. – Class B	1,066	53,812
Charter Communications, Inc. – Class A(a)(d)	260	48,714
Comcast Corp. – Class A	1,042	63,416
Comcast Corp. – Special Class A(d)	1,061	64,763
Dentsu, Inc.	200	11,229
Discovery Communications, Inc. – Class A(a)(d)	1,559	48,547
Discovery Communications, Inc. – Class C(a)	1,572	46,500
DISH Network Corp. – Class A(a)	638	40,009
Eutelsat Communications SA	1,636	48,803
Hakuhodo DY Holdings, Inc.	1,400	15,051
Interpublic Group of Cos., Inc. (The)	2,845	65,435
ITV PLC	9,289	37,893
JCDecaux SA	1,150	42,638
Kabel Deutschland Holding AG	290	35,434
Lagardere SCA	1,363	40,197
Liberty Global PLC – Class A(a)	1,004	42,580
Liberty Global PLC – Series C(a)	1,743	71,463
Liberty Media Corp. – Class A(a)	1,563	63,317
Liberty Media Corp. – Class C(a)	1,283	50,165
News Corp. – Class A	3,022	43,366
Numericable-SFR SAS(a)	511	21,859
Omnicom Group, Inc.	907	67,045
Pearson PLC	2,741	34,118
ProSiebenSat.1 Media SE	753	39,461
Publicis Groupe SA	638	40,234
REA Group Ltd.	415	15,003
RELX NV	2,923	50,554
RELX PLC	2,234	40,297
RTL Group SA (London)(a)	396	34,600
RTL Group SA (Germany)(a)	30	2,630
Scripps Networks Interactive, Inc. – Class A	910	51,688
SES SA	1,233	34,203
Shaw Communications, Inc. – Class B	2,614	54,259
Singapore Press Holdings Ltd.	5,000	14,242
Sirius XM Holdings, Inc.(a)	12,217	50,212
Sky PLC	2,207	36,737
TEGNA, Inc.	1,730	48,873

34	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Telenet Group Holding NV(a)	837	$45,693
Thomson Reuters Corp.	1,764	71,342
Time Warner Cable, Inc. – Class A	552	101,993
Time Warner, Inc.	776	54,304
Toho Co., Ltd./Tokyo	600	15,965
Twenty-First Century Fox, Inc. – Class A	2,106	62,148
Twenty-First Century Fox, Inc. – Class B	2,089	62,566
Viacom, Inc. – Class B	847	42,172
Vivendi SA	1,693	35,562
Walt Disney Co. (The)	470	53,331
Wolters Kluwer NV	1,397	48,234
WPP PLC	1,433	33,118

		2,300,972

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	571	53,498
Dollar General Corp.	909	59,458
Dollar Tree, Inc.(a)	760	57,349
Dollarama, Inc.	730	48,814
Don Quijote Holdings Co., Ltd.	400	15,849
Harvey Norman Holdings Ltd.	6,676	19,652
Isetan Mitsukoshi Holdings Ltd.	900	13,751
J Front Retailing Co., Ltd.	900	14,889
Kohl’s Corp.	967	45,575
Macy’s, Inc.	613	23,956
Marks & Spencer Group PLC	4,255	32,175
Marui Group Co., Ltd.	1,100	16,343
Next PLC	297	35,411
Nordstrom, Inc.	827	46,568
Ryohin Keikaku Co., Ltd.	100	21,581
Takashimaya Co., Ltd.	2,000	18,243
Target Corp.	820	59,450

		582,562

Specialty Retail – 0.4%
ABC-Mart, Inc.	300	16,318
Advance Auto Parts, Inc.	275	44,751
AutoNation, Inc.(a)	972	62,130
AutoZone, Inc.(a)	100	78,377
Bed Bath & Beyond, Inc.(a)	933	50,867
Best Buy Co., Inc.	1,137	36,134
CarMax, Inc.(a)	831	47,616
Dick’s Sporting Goods, Inc.	1,012	39,498
Dixons Carphone PLC	4,315	31,490
Dufry AG (REG)(a)	338	40,408
Foot Locker, Inc.	683	44,395
GameStop Corp. – Class A(d)	737	25,817
Gap, Inc. (The)	1,610	43,035
Hennes & Mauritz AB – Class B	1,424	52,732
Hikari Tsushin, Inc.	200	14,383

AB GLOBAL RISK ALLOCATION FUND •	35

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Home Depot, Inc. (The)	591	$79,123
Industria de Diseno Textil SA	1,112	39,939
Kingfisher PLC	6,569	34,930
L Brands, Inc.	567	54,098
Lowe’s Cos., Inc.	933	71,468
Nitori Holdings Co., Ltd.	200	16,482
O’Reilly Automotive, Inc.(a)	243	64,121
Ross Stores, Inc.	1,040	54,090
Sanrio Co., Ltd.	600	14,340
Shimamura Co., Ltd.	100	12,201
Signet Jewelers Ltd.	342	44,935
Sports Direct International PLC(a)	2,946	32,419
Staples, Inc.	2,337	28,208
Tiffany & Co.	616	49,083
TJX Cos., Inc. (The)	905	63,893
Tractor Supply Co.	655	58,524
Ulta Salon Cosmetics & Fragrance, Inc.(a)	272	45,424
Urban Outfitters, Inc.(a)	1,492	33,421
USS Co., Ltd.	800	12,736
Yamada Denki Co., Ltd.	2,800	12,625

		1,450,011

Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	467	45,106
Asics Corp.	500	11,460
Burberry Group PLC	1,655	31,019
Christian Dior SE	206	37,650
Cie Financiere Richemont SA	456	34,072
Coach, Inc.	1,399	44,446
Gildan Activewear, Inc.	1,187	36,825
Hanesbrands, Inc.	1,672	51,280
Hermes International	128	45,042
HUGO BOSS AG	390	33,707
Kering	212	36,627
Li & Fung Ltd.	18,000	12,383
lululemon athletica, Inc.(a)(d)	617	29,505
Luxottica Group SpA	568	37,947
LVMH Moet Hennessy Louis Vuitton SE	222	37,188
Michael Kors Holdings Ltd.(a)	1,193	51,323
NIKE, Inc. – Class B	469	62,039
Pandora A/S	256	30,299
PVH Corp.	499	45,554
Ralph Lauren Corp.	434	53,907
Swatch Group AG (The)	100	35,063
Swatch Group AG (The) (REG)	584	38,457
Under Armour, Inc. – Class A(a)(d)	467	40,265
VF Corp.	953	61,659
Yue Yuen Industrial Holdings Ltd.	4,000	14,379

		957,202

		10,196,535

36	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 2.8%
Communications Equipment – 0.2%
Alcatel-Lucent(a)	12,941	$50,924
Cisco Systems, Inc.	3,370	91,832
F5 Networks, Inc.(a)	839	86,417
Harris Corp.	1,120	93,106
Juniper Networks, Inc.	2,918	87,919
Motorola Solutions, Inc.	1,482	106,378
Nokia Oyj	6,585	47,491
Palo Alto Networks, Inc.(a)	456	85,427
QUALCOMM, Inc.	1,434	69,965
Telefonaktiebolaget LM Ericsson – Class B	7,472	72,530

		791,989

Electronic Equipment, Instruments & Components – 0.3%
Alps Electric Co., Ltd.	500	15,733
Amphenol Corp. – Class A	1,899	104,540
Arrow Electronics, Inc.(a)	1,315	74,376
Avnet, Inc.	1,878	85,111
Citizen Holdings Co., Ltd.	2,700	19,956
Corning, Inc.	4,439	83,143
Flextronics International Ltd.(a)	6,475	72,844
FLIR Systems, Inc.	3,558	108,733
Hamamatsu Photonics KK	800	20,062
Hexagon AB – Class B	1,808	65,522
Hirose Electric Co., Ltd.	100	12,172
Hitachi High-Technologies Corp.	800	22,060
Hitachi Ltd.	4,000	23,601
Ibiden Co., Ltd.	1,300	20,397
Ingenico Group SA	536	67,401
Kyocera Corp.	500	23,182
Murata Manufacturing Co., Ltd.	100	15,529
Nippon Electric Glass Co., Ltd.	4,000	22,217
Omron Corp.	600	22,065
Shimadzu Corp.	1,000	16,158
TDK Corp.	300	21,575
TE Connectivity Ltd.	1,495	100,300
Trimble Navigation Ltd.(a)	3,076	70,440
Yaskawa Electric Corp.	1,700	22,408
Yokogawa Electric Corp.	1,800	21,493

		1,131,018

Internet Software & Services – 0.3%
Akamai Technologies, Inc.(a)	1,293	74,490
Alphabet, Inc. – Class A(a)	143	109,087
Alphabet, Inc. – Class C(a)	104	77,230
eBay, Inc.(a)	3,191	94,422
Facebook, Inc. – Class A(a)	717	74,740
Kakaku.com, Inc.	1,200	22,909

AB GLOBAL RISK ALLOCATION FUND •	37

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

LinkedIn Corp. – Class A(a)	281	$68,314
Mixi, Inc.	500	20,464
Rackspace Hosting, Inc.(a)	1,476	42,243
Twitter, Inc.(a)	2,581	65,557
United Internet AG	1,260	67,027
VeriSign, Inc.(a)(d)	1,274	113,947
Yahoo Japan Corp.	4,200	17,308
Yahoo!, Inc.(a)	1,802	60,926
Zillow Group, Inc. – Class A (a)(d)	1,442	37,535
Zillow Group, Inc. – Class C (a)(d)	2,740	67,541

		1,013,740

IT Services – 0.6%
Accenture PLC – Class A	1,048	112,367
Alliance Data Systems Corp.(a)	305	87,489
Amadeus IT Holding SA – Class A	1,619	64,876
Atos SE	801	65,506
Automatic Data Processing, Inc.	1,449	124,991
Cap Gemini SA	677	62,351
CGI Group, Inc. – Class A(a)	2,052	89,320
Cognizant Technology Solutions Corp. – Class A(a)	1,379	89,056
Computer Sciences Corp.	1,310	41,042
Computershare Ltd.	3,764	31,620
CSRA, Inc.(a)	1,310	41,278
Fidelity National Information Services, Inc.	1,433	91,239
Fiserv, Inc.(a)	1,102	106,057
FleetCor Technologies, Inc.(a)	482	74,088
Fujitsu Ltd.	4,000	20,176
Gartner, Inc.(a)	837	78,092
International Business Machines Corp.	888	123,805
Itochu Techno-Solutions Corp.	1,000	20,622
MasterCard, Inc. – Class A	1,170	114,566
Nomura Research Institute Ltd.	500	18,900
NTT Data Corp.	500	24,356
Otsuka Corp.	400	20,040
Paychex, Inc.	2,522	136,819
PayPal Holdings, Inc.(a)	2,014	71,014
Teradata Corp.(a)	2,228	66,640
Total System Services, Inc.	1,883	105,373
Vantiv, Inc. – Class A(a)	1,507	79,434
Visa, Inc. – Class A	1,437	113,537
Western Union Co. (The) – Class W	4,713	88,887
Xerox Corp.	7,115	75,063

		2,238,604

Semiconductors & Semiconductor Equipment – 0.5%
Altera Corp.	745	39,336
Analog Devices, Inc.	1,012	62,370
Applied Materials, Inc.	4,826	90,584

38	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

ARM Holdings PLC	3,398	$57,571
ASM Pacific Technology Ltd.	2,800	21,188
ASML Holding NV	652	60,326
Avago Technologies Ltd.	353	46,049
Broadcom Corp. – Class A	1,588	86,752
Freescale Semiconductor Ltd.(a)	1,732	67,392
Infineon Technologies AG	4,577	67,228
Intel Corp.	2,633	91,549
KLA-Tencor Corp.	1,227	81,559
Lam Research Corp.	785	61,387
Linear Technology Corp.	1,773	81,062
Marvell Technology Group Ltd.	4,665	41,332
Maxim Integrated Products, Inc.	1,723	66,801
Microchip Technology, Inc.(d)	1,590	76,765
Micron Technology, Inc.(a)	2,678	42,660
NVIDIA Corp.	2,270	72,004
Qorvo, Inc.(a)	1,627	94,480
Rohm Co., Ltd.	300	16,123
Skyworks Solutions, Inc.	945	78,454
STMicroelectronics NV	7,661	55,682
SunEdison, Inc.(a)(d)	2,205	7,034
Texas Instruments, Inc.	1,680	97,642
Tokyo Electron Ltd.	400	26,622
Xilinx, Inc.	1,745	86,709

		1,676,661

Software – 0.7%
Activision Blizzard, Inc.	1,932	72,759
Adobe Systems, Inc.(a)	936	85,607
ANSYS, Inc.(a)	920	85,753
Autodesk, Inc.(a)	1,292	82,003
CA, Inc.	3,687	103,642
CDK Global, Inc.	1,504	71,305
Citrix Systems, Inc.(a)	961	73,680
COLOPL, Inc.	1,300	26,313
Constellation Software, Inc./Canada	175	75,107
Dassault Systemes	980	78,000
Electronic Arts, Inc.(a)	951	64,468
FireEye, Inc.(a)(d)	2,602	59,534
Gemalto NV	868	54,660
GungHo Online Entertainment, Inc.	6,500	20,084
Intuit, Inc.	945	94,689
Konami Holdings Corp.	800	18,685
Microsoft Corp.	1,986	107,939
NetSuite, Inc.(a)(d)	875	74,725
Nexon Co., Ltd.	1,500	23,898
Nintendo Co., Ltd.	100	15,374
Nuance Communications, Inc.(a)	3,489	73,025
Open Text Corp.	1,758	85,409

AB GLOBAL RISK ALLOCATION FUND •	39

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oracle Corp.	2,519	$98,165
Oracle Corp. Japan	400	19,486
Red Hat, Inc.(a)	887	72,211
Sage Group PLC (The)	6,930	61,145
salesforce.com, Inc.(a)	813	64,788
SAP SE	1,096	86,551
ServiceNow, Inc.(a)	903	78,570
Splunk, Inc.(a)	1,319	78,480
Symantec Corp.	3,973	77,791
Synopsys, Inc.(a)	2,003	100,310
Tableau Software, Inc. – Class A(a)	863	83,737
Trend Micro, Inc./Japan	500	20,392
VMware, Inc. – Class A(a)	1,010	62,024
Workday, Inc. – Class A(a)	944	79,022

		2,429,331

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.	767	90,736
BlackBerry Ltd.(a)	5,836	46,410
Brother Industries Ltd.	1,700	20,344
Canon, Inc.	1,000	30,219
EMC Corp./MA	3,449	87,398
FUJIFILM Holdings Corp.	700	28,312
Hewlett Packard Enterprise Co.(a)	5,546	82,413
HP, Inc.	5,081	63,716
Konica Minolta, Inc.	1,800	18,931
NEC Corp.	7,000	23,422
NetApp, Inc.	2,429	74,473
Ricoh Co., Ltd.	2,000	20,516
SanDisk Corp.	547	40,407
Seagate Technology PLC(d)	1,550	55,707
Seiko Epson Corp.	1,400	22,051
Western Digital Corp.	936	58,416

		763,471

		10,044,814

Health Care – 2.7%
Biotechnology – 0.4%
AbbVie, Inc.	1,131	65,768
Actelion Ltd. (REG)(a)	683	95,815
Alexion Pharmaceuticals, Inc.(a)	318	56,744
Alkermes PLC(a)	1,021	74,901
Alnylam Pharmaceuticals, Inc.(a)	749	77,941
Amgen, Inc.	505	81,356
Baxalta, Inc.	2,130	73,229
Biogen, Inc.(a)	234	67,125
BioMarin Pharmaceutical, Inc.(a)	290	27,657
Celgene Corp.(a)	525	57,461
CSL Ltd.	913	65,927

40	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Gilead Sciences, Inc.	723	$76,609
Grifols SA	2,506	118,738
Incyte Corp.(a)	628	71,743
Isis Pharmaceuticals, Inc.(a)	1,387	84,662
Medivation, Inc.(a)	1,635	69,128
Puma Biotechnology, Inc.(a)	791	59,562
Regeneron Pharmaceuticals, Inc.(a)	109	59,351
United Therapeutics Corp.(a)	487	74,331
Vertex Pharmaceuticals, Inc.(a)	346	44,759

		1,402,807

Health Care Equipment & Supplies – 0.7%
Abbott Laboratories	2,077	93,299
Baxter International, Inc.	2,319	87,310
Becton Dickinson and Co.	812	122,003
Boston Scientific Corp.(a)	4,588	83,869
Cochlear Ltd.	664	45,255
Coloplast A/S – Class B	1,270	102,923
Cooper Cos., Inc. (The)	468	68,445
CR Bard, Inc.	523	97,707
DENTSPLY International, Inc.	1,775	107,671
Edwards Lifesciences Corp.(a)	468	76,284
Essilor International SA	894	116,612
Getinge AB – Class B	5,210	131,675
Hologic, Inc.(a)	1,760	71,016
Hoya Corp.	900	36,488
Intuitive Surgical, Inc.(a)	180	93,604
Medtronic PLC	1,309	98,620
Olympus Corp.	900	35,845
ResMed, Inc.	1,495	89,057
Smith & Nephew PLC	5,214	88,332
Sonova Holding AG (REG)	921	116,147
St Jude Medical, Inc.	1,385	87,393
Stryker Corp.	1,164	112,279
Sysmex Corp.	700	43,725
Terumo Corp.	1,200	38,261
Varian Medical Systems, Inc.(a)	1,220	98,552
William Demant Holding A/S(a)	1,192	114,370
Zimmer Biomet Holdings, Inc.	980	98,990

		2,355,732

Health Care Providers & Services – 0.6%
Aetna, Inc.	515	52,916
Alfresa Holdings Corp.	2,200	43,618
AmerisourceBergen Corp. – Class A	891	87,888
Anthem, Inc.	518	67,537
Cardinal Health, Inc.	1,193	103,612
Centene Corp.(a)	1,210	69,878
Cigna Corp.	517	69,785

AB GLOBAL RISK ALLOCATION FUND •	41

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

DaVita HealthCare Partners, Inc.(a)	1,631	$119,128
Envision Healthcare Holdings, Inc.(a)	2,597	71,418
Express Scripts Holding Co.(a)	1,123	95,994
Fresenius Medical Care AG & Co. KGaA	1,314	108,372
Fresenius SE & Co. KGaA	1,590	116,540
HCA Holdings, Inc.(a)	1,072	72,960
Healthscope Ltd.	21,879	42,458
Henry Schein, Inc.(a)	607	94,983
Humana, Inc.	349	58,862
Laboratory Corp. of America Holdings(a)	854	103,795
McKesson Corp.	456	86,344
Medipal Holdings Corp.	2,400	42,033
Miraca Holdings, Inc.	1,000	44,411
Patterson Cos., Inc.	2,282	103,991
Quest Diagnostics, Inc.	1,283	87,655
Ramsay Health Care Ltd.	947	45,786
Ryman Healthcare Ltd.	7,976	41,230
Sonic Healthcare Ltd.	3,612	52,959
Suzuken Co., Ltd./Aichi Japan	1,100	42,865
UnitedHealth Group, Inc.	685	77,206
Universal Health Services, Inc. – Class B	589	71,575

		2,075,799

Health Care Technology – 0.0%
Cerner Corp.(a)	1,468	87,493
M3, Inc.	2,200	48,409

		135,902

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	2,049	85,689
Illumina, Inc.(a)	370	68,043
Lonza Group AG (REG)(a)	765	120,819
Mettler-Toledo International, Inc.(a)	235	80,553
QIAGEN NV(a)	3,725	98,752
Quintiles Transnational Holdings, Inc.(a)	1,118	76,013
Thermo Fisher Scientific, Inc.	820	113,488
Waters Corp.(a)	760	100,943

		744,300

Pharmaceuticals – 0.8%
Allergan PLC(a)	607	190,531
Astellas Pharma, Inc.	3,000	42,222
AstraZeneca PLC	1,786	121,186
Bayer AG	856	113,774
Bristol-Myers Squibb Co.	1,365	91,469
Chugai Pharmaceutical Co., Ltd.	1,100	38,363
Daiichi Sankyo Co., Ltd.	2,400	49,440
Eisai Co., Ltd.	700	45,424
Eli Lilly & Co.	1,135	93,115
Endo International PLC(a)	1,217	74,821

42	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

GlaxoSmithKline PLC	5,135	$104,359
Hisamitsu Pharmaceutical Co., Inc.	1,100	46,999
Jazz Pharmaceuticals PLC(a)	514	75,347
Johnson & Johnson	1,374	139,104
Kyowa Hakko Kirin Co., Ltd.	2,000	35,204
Mallinckrodt PLC(a)	1,041	70,694
Merck & Co., Inc.	2,052	108,777
Merck KGaA	1,180	120,629
Mitsubishi Tanabe Pharma Corp.	2,400	41,930
Mylan NV(a)	1,076	55,199
Novartis AG (REG)	1,609	137,267
Novo Nordisk A/S – Class B	1,866	102,641
Ono Pharmaceutical Co., Ltd.	300	47,973
Orion Oyj – Class B	3,102	103,466
Otsuka Holdings Co., Ltd.	1,200	39,769
Perrigo Co. PLC	288	43,024
Pfizer, Inc.	2,517	82,482
Roche Holding AG	517	138,484
Sanofi	1,194	106,116
Santen Pharmaceutical Co., Ltd.	3,000	47,618
Shionogi & Co., Ltd.	1,000	44,072
Shire PLC	1,181	82,218
Sumitomo Dainippon Pharma Co., Ltd.	3,800	45,678
Taisho Pharmaceutical Holdings Co., Ltd.	700	47,396
Takeda Pharmaceutical Co., Ltd.	1,000	48,660
UCB SA	1,285	114,652
Valeant Pharmaceuticals International, Inc.(a)	200	18,024
Zoetis, Inc.	1,545	72,152

		2,980,279

		9,694,819

Energy – 2.1%
Energy Equipment & Services – 0.3%
Amec Foster Wheeler PLC	6,315	41,373
Baker Hughes, Inc.	1,325	71,643
Cameron International Corp.(a)	1,096	74,846
Core Laboratories NV(d)	355	41,943
Ensco PLC – Class A	1,816	31,090
FMC Technologies, Inc.(a)	1,577	53,649
Halliburton Co.	1,463	58,301
Helmerich & Payne, Inc.(d)	774	45,085
Nabors Industries Ltd.	3,062	30,957
National Oilwell Varco, Inc.	1,417	52,911
Oceaneering International, Inc.	1,217	53,232
Petrofac Ltd.	4,581	56,827
Saipem SpA(a)	5,206	44,932
Schlumberger Ltd.	929	71,672
Seadrill Ltd.(a)	5,325	31,308

AB GLOBAL RISK ALLOCATION FUND •	43

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Subsea 7 SA(a)	7,383	$58,524
Technip SA	1,389	72,624
Tenaris SA	6,740	88,244
Transocean Ltd. (Zurich)	2,735	39,283
Weatherford International PLC(a)	2,573	27,814
WorleyParsons Ltd.	6,532	27,360

		1,073,618

Oil, Gas & Consumable Fuels – 1.8%
AltaGas Ltd.	1,714	40,172
Anadarko Petroleum Corp.	777	46,542
Antero Resources Corp.(a)(d)	1,719	35,429
Apache Corp.	984	48,393
ARC Resources Ltd.	2,894	39,657
Baytex Energy Corp.	3,497	14,533
BG Group PLC	4,551	70,495
BP PLC	16,036	92,679
Cabot Oil & Gas Corp.	1,965	37,001
Caltex Australia Ltd.	2,379	58,901
Cameco Corp.	4,457	54,467
Canadian Natural Resources Ltd.	2,007	48,603
Canadian Oil Sands Ltd.	6,060	38,844
Cenovus Energy, Inc.	2,681	39,669
Cheniere Energy, Inc.(a)	829	39,419
Chesapeake Energy Corp.(d)	2,156	11,362
Chevron Corp.	804	73,421
China Petroleum & Chemical Corp. – Class H	1,076,000	658,319
China Shenhua Energy Co., Ltd. – Class H	454,000	710,607
Cimarex Energy Co.	449	53,440
Cobalt International Energy, Inc.(a)	3,454	25,456
Columbia Pipeline Group, Inc.	2,088	40,027
Concho Resources, Inc.(a)	410	44,870
ConocoPhillips	1,189	64,266
CONSOL Energy, Inc.(d)	2,513	19,802
Continental Resources, Inc./OK(a)	907	32,924
Crescent Point Energy Corp.	3,049	39,886
Devon Energy Corp.	1,069	49,185
Enbridge, Inc.	1,700	60,377
Encana Corp.	4,032	33,574
Energen Corp.	756	44,823
Enerplus Corp.	5,637	27,690
Eni SpA	6,675	108,558
EOG Resources, Inc.	722	60,237
EQT Corp.	821	46,978
Exxon Mobil Corp.	1,039	84,845
Galp Energia SGPS SA	6,346	67,364
Hess Corp.	879	51,861
HollyFrontier Corp.	1,068	51,350

44	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Husky Energy, Inc.	3,094	$41,770
Idemitsu Kosan Co., Ltd.	2,200	36,428
Imperial Oil Ltd.	1,722	55,937
Inpex Corp.	4,500	44,664
Inter Pipeline Ltd.	2,324	40,408
JX Holdings, Inc.	9,300	37,726
Keyera Corp.	1,354	40,383
Kinder Morgan, Inc./DE	2,123	50,039
Koninklijke Vopak NV	2,430	105,306
Lundin Petroleum AB(a)	6,092	97,175
Marathon Oil Corp.	2,032	35,580
Marathon Petroleum Corp.	1,162	67,872
MEG Energy Corp.(a)	4,901	41,067
Murphy Oil Corp.	1,494	42,699
Neste Oyj	3,029	87,179
Noble Energy, Inc.	1,297	47,561
Occidental Petroleum Corp.	1,000	75,590
OMV AG	3,151	89,784
ONEOK, Inc.	1,605	47,315
Origin Energy Ltd.	9,367	37,846
Paramount Resources Ltd. – Class A(a)	4,207	28,163
Pembina Pipeline Corp.	2,822	64,768
Petroleo Brasileiro SA (ADR)(a)(d)	97,720	466,124
Peyto Exploration & Development Corp.	2,068	42,043
Phillips 66	823	75,329
Pioneer Natural Resources Co.	354	51,242
PrairieSky Royalty Ltd.	2,205	42,352
Range Resources Corp.(d)	935	26,722
Repsol SA	5,962	77,541
Royal Dutch Shell PLC – Class A	3,498	86,805
Royal Dutch Shell PLC – Class B	3,472	86,374
Santos Ltd.	6,032	17,471
Showa Shell Sekiyu KK	4,100	36,156
Southwestern Energy Co.(a)	2,521	22,714
Spectra Energy Corp.	2,520	66,024
Statoil ASA	5,427	83,545
Suncor Energy, Inc. (Toronto)	2,282	63,054
Tesoro Corp.	494	56,894
TonenGeneral Sekiyu KK	4,000	38,625
TOTAL SA	2,209	109,386
Tourmaline Oil Corp.(a)	2,023	38,462
TransCanada Corp.	2,181	68,821
Tullow Oil PLC(a)	10,273	30,330
Valero Energy Corp.	904	64,962
Veresen, Inc.	5,343	41,929
Vermilion Energy, Inc.	1,239	37,102
Whiting Petroleum Corp.(a)	1,211	19,994

AB GLOBAL RISK ALLOCATION FUND •	45

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Williams Cos., Inc. (The)	1,480	$54,109
Woodside Petroleum Ltd.	1,667	36,245

		6,221,641

		7,295,259

Materials – 2.0%
Chemicals – 1.1%
Agrium, Inc. (Toronto)	870	85,889
Air Liquide SA	637	77,667
Air Products & Chemicals, Inc.	703	96,234
Air Water, Inc.	2,000	32,464
Airgas, Inc.	1,111	153,540
Akzo Nobel NV	915	65,015
Albemarle Corp.	1,278	68,450
Arkema SA	618	44,478
Asahi Kasei Corp.	4,000	27,347
Ashland, Inc.	875	98,569
Axalta Coating Systems Ltd.(a)	2,561	74,320
BASF SE	820	67,679
Celanese Corp. – Series A	1,155	81,716
CF Industries Holdings, Inc.	1,156	53,338
Croda International PLC	1,134	48,959
Daicel Corp.	1,800	26,332
Dow Chemical Co. (The)	1,659	86,484
Eastman Chemical Co.	1,274	92,556
Ecolab, Inc.	1,033	123,092
EI du Pont de Nemours & Co.	1,725	116,161
EMS-Chemie Holding AG (REG)	191	77,870
Evonik Industries AG	1,720	58,643
FMC Corp.	1,715	73,694
FUCHS PETROLUB SE (Preference Shares)	1,523	72,004
Givaudan SA (REG)(a)	49	88,387
Hitachi Chemical Co., Ltd.	1,600	26,649
Incitec Pivot Ltd.	10,266	27,961
International Flavors & Fragrances, Inc.	924	110,889
Johnson Matthey PLC	1,297	55,238
JSR Corp.	1,700	26,748
K&S AG (REG)	1,624	46,115
Kaneka Corp.	3,000	29,571
Kansai Paint Co., Ltd.	1,700	26,829
Koninklijke DSM NV	1,124	57,142
Kuraray Co., Ltd.	2,600	33,096
LANXESS AG	765	38,870
Linde AG	432	75,280
LyondellBasell Industries NV – Class A	864	82,788
Methanex Corp.	1,317	51,735
Mitsubishi Chemical Holdings Corp.	4,100	26,849
Mitsubishi Gas Chemical Co., Inc.	5,000	27,051
Mitsui Chemicals, Inc.	6,000	24,975

46	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Monsanto Co.	1,183	$112,574
Mosaic Co. (The)	2,146	67,899
Nippon Paint Holdings Co., Ltd.	1,200	30,059
Nitto Denko Corp.	400	26,934
Novozymes A/S – Class B	1,375	66,020
OCI NV(a)	1,715	43,256
Orica Ltd.	2,371	27,033
Potash Corp. of Saskatchewan, Inc.	3,469	70,214
PPG Industries, Inc.	1,026	108,489
Praxair, Inc.	1,159	130,735
Sherwin-Williams Co. (The)	348	96,072
Shin-Etsu Chemical Co., Ltd.	500	28,281
Sika AG	20	67,737
Solvay SA	533	61,383
Sumitomo Chemical Co., Ltd.	4,000	22,934
Symrise AG	1,019	68,829
Syngenta AG (REG)	203	74,765
Taiyo Nippon Sanso Corp.	2,600	24,847
Teijin Ltd.	7,000	24,908
Toray Industries, Inc.	3,000	27,264
Umicore SA	1,508	62,330
Westlake Chemical Corp.	1,203	72,240
Yara International ASA	1,157	53,506

		4,026,983

Construction Materials – 0.2%
Boral Ltd.	8,665	35,450
CRH PLC	1,855	54,475
Fletcher Building Ltd.	5,040	24,166
HeidelbergCement AG	820	65,179
Imerys SA	1,065	72,094
James Hardie Industries PLC	2,496	29,354
LafargeHolcim Ltd. (REG)(a)	954	50,961
Martin Marietta Materials, Inc.	478	75,237
Taiheiyo Cement Corp.	8,000	24,702
Vulcan Materials Co.	761	78,132

		509,750

Containers & Packaging – 0.2%
Amcor Ltd./Australia	2,659	25,942
Avery Dennison Corp.	1,564	103,161
Ball Corp.	962	66,782
Crown Holdings, Inc.(a)	1,979	102,730
Packaging Corp. of America	1,094	74,381
Rexam PLC	9,763	85,145
Sealed Air Corp.	1,968	89,268
Toyo Seikan Group Holdings Ltd.	1,500	29,495
WestRock Co.	1,385	70,123

		647,027

AB GLOBAL RISK ALLOCATION FUND •	47

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.4%
Agnico Eagle Mines Ltd.	1,739	$46,201
Alcoa, Inc.	6,000	56,160
Alumina Ltd.	26,887	21,806
Anglo American PLC	2,648	16,280
Antofagasta PLC	3,955	30,208
ArcelorMittal (Euronext Amsterdam)	4,939	24,218
Barrick Gold Corp.	6,120	45,048
BHP Billiton Ltd.	1,836	24,413
BHP Billiton PLC	2,156	25,875
Boliden AB	2,341	42,878
Eldorado Gold Corp.	21,708	66,484
First Quantum Minerals Ltd.	12,683	46,156
Fortescue Metals Group Ltd.	9,930	14,070
Franco-Nevada Corp.	1,220	58,641
Freeport-McMoRan, Inc.	2,885	23,599
Fresnillo PLC	3,492	37,630
Glencore PLC(a)	9,654	14,056
Goldcorp, Inc.	4,215	49,837
Hitachi Metals Ltd.	2,300	29,828
Iluka Resources Ltd.	5,231	21,728
JFE Holdings, Inc.	1,400	22,068
Kinross Gold Corp.(a)	37,465	73,222
Kobe Steel Ltd.	18,000	21,038
Maruichi Steel Tube Ltd.	1,000	27,683
Mitsubishi Materials Corp.	6,000	21,175
Newcrest Mining Ltd.(a)	2,314	18,605
Newmont Mining Corp.	2,928	53,905
Nippon Steel & Sumitomo Metal Corp.	1,500	30,098
Norsk Hydro ASA	13,220	51,047
Nucor Corp.	2,084	86,382
Randgold Resources Ltd.	643	39,365
Rio Tinto Ltd.	877	29,202
Rio Tinto PLC	1,143	37,846
Silver Wheaton Corp.	3,625	47,638
South32 Ltd.(a)	20,470	17,621
Sumitomo Metal Mining Co., Ltd.	2,000	22,554
Teck Resources Ltd. – Class B	6,469	27,514
ThyssenKrupp AG	2,466	52,383
Turquoise Hill Resources Ltd.(a)	25,401	66,952
voestalpine AG	1,498	48,715
Yamana Gold, Inc.	35,805	75,608

		1,565,737

Paper & Forest Products – 0.1%
International Paper Co.	2,224	93,030
Mondi PLC	2,510	58,334
Oji Holdings Corp.	5,000	21,659
Stora Enso Oyj – Class R	5,486	54,097

48	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

UPM-Kymmene Oyj	3,152	$60,069
West Fraser Timber Co., Ltd.	2,082	85,466

		372,655

		7,122,152

Utilities – 1.7%
Electric Utilities – 0.8%
American Electric Power Co., Inc.	2,101	117,677
AusNet Services	38,610	41,940
Cheung Kong Infrastructure Holdings Ltd.	4,000	34,945
Chubu Electric Power Co., Inc.	2,800	38,631
Chugoku Electric Power Co., Inc. (The)	2,100	26,901
CLP Holdings Ltd.	8,500	70,912
Contact Energy Ltd.	11,847	38,872
Duke Energy Corp.	1,624	110,042
Edison International	1,722	102,218
EDP – Energias de Portugal SA	21,862	72,835
Electricite de France SA	3,920	58,383
Endesa SA	4,841	100,058
Enel SpA	18,140	79,898
Entergy Corp.	1,616	107,674
Eversource Energy	2,166	110,358
Exelon Corp.	2,668	72,863
FirstEnergy Corp.	3,145	98,722
Fortis, Inc./Canada	3,240	89,476
Fortum Oyj	4,579	66,777
Hokuriku Electric Power Co.	2,700	36,891
Iberdrola SA	15,607	109,209
Kansai Electric Power Co., Inc. (The)(a)	3,000	33,578
Kyushu Electric Power Co., Inc.(a)	2,400	25,142
Mighty River Power Ltd.	21,790	41,623
NextEra Energy, Inc.	1,198	119,632
OGE Energy Corp.	1,322	34,517
Pepco Holdings, Inc.	664	17,045
Pinnacle West Capital Corp.	1,690	107,078
Power Assets Holdings Ltd.	6,000	53,423
PPL Corp.	3,596	122,408
Red Electrica Corp. SA	1,204	103,187
Shikoku Electric Power Co., Inc.	2,500	35,782
Southern Co. (The)	3,095	137,851
SSE PLC	3,709	80,003
Terna Rete Elettrica Nazionale SpA	22,515	110,751
Tohoku Electric Power Co., Inc.	1,900	22,313
Tokyo Electric Power Co., Inc.(a)	6,200	37,982
Xcel Energy, Inc.	3,125	111,438

		2,779,035

Gas Utilities – 0.1%
APA Group	6,272	40,258
Enagas SA	3,493	103,994

AB GLOBAL RISK ALLOCATION FUND •	49

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Natural SDG SA	3,610	$78,013
Hong Kong & China Gas Co., Ltd.	29,080	57,401
Osaka Gas Co., Ltd.	12,000	44,549
Snam SpA	24,640	125,078
Toho Gas Co., Ltd.	6,000	37,275
Tokyo Gas Co., Ltd.	11,000	52,565

		539,133

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	6,112	61,059
Calpine Corp.(a)	3,291	48,641
Electric Power Development Co., Ltd.	1,203	38,437
Enel Green Power SpA	35,673	75,280
Meridian Energy Ltd.	27,733	42,328
NRG Energy, Inc.	3,077	38,032
TransAlta Corp.	19,338	77,760

		381,537

Multi-Utilities – 0.6%
AGL Energy Ltd.	3,970	47,357
Alliant Energy Corp.	1,786	107,499
Ameren Corp.	2,391	104,630
Atco Ltd./Canada – Class I	3,230	87,265
Canadian Utilities Ltd. – Class A	3,488	85,199
CenterPoint Energy, Inc.	5,321	90,191
Centrica PLC	21,810	71,558
CMS Energy Corp.	2,823	98,862
Consolidated Edison, Inc.	1,865	115,910
Dominion Resources, Inc./VA	1,854	124,904
DTE Energy Co.	1,378	110,915
E.ON SE	5,733	54,390
Engie SA	3,866	67,308
MDU Resources Group, Inc.	3,653	63,635
National Grid PLC	5,703	79,482
PG&E Corp.	1,843	97,182
Public Service Enterprise Group, Inc.	2,401	93,879
RWE AG	3,140	35,897
SCANA Corp.	1,897	112,189
Sempra Energy	1,097	108,855
Suez Environnement Co.	3,940	74,642
United Utilities Group PLC	5,833	84,879
Veolia Environnement SA	3,484	83,444
WEC Energy Group, Inc.	2,032	100,218

		2,100,290

Water Utilities – 0.1%
American Water Works Co., Inc.	2,118	122,335
Severn Trent PLC	2,388	80,967

		203,302

		6,003,297

50	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	4,398	$148,081
BCE, Inc.	3,062	131,794
BT Group PLC	9,355	69,807
CenturyLink, Inc.	2,487	66,975
Deutsche Telekom AG (REG)	4,202	77,446
Elisa Oyj	2,122	78,978
Frontier Communications Corp.	10,326	51,527
HKT Trust & HKT Ltd. – Class SS	17,000	21,312
Iliad SA	236	52,625
Inmarsat PLC	4,257	71,477
Koninklijke KPN NV	17,126	65,107
Level 3 Communications, Inc.(a)	1,685	85,648
Nippon Telegraph & Telephone Corp.	600	22,271
Orange SA	3,781	65,278
PCCW Ltd.	37,000	21,909
Proximus SADP	2,277	75,131
Singapore Telecommunications Ltd.	7,300	19,777
Spark New Zealand Ltd.	9,168	20,138
Swisscom AG (REG)	199	97,996
TDC A/S	20,342	106,665
Telecom Italia SpA (ordinary shares)(a)	30,008	38,762
Telecom Italia SpA (savings shares)	38,143	43,882
Telefonica Deutschland Holding AG	11,333	63,626
Telefonica SA	5,402	66,486
Telenor ASA	4,118	71,583
TeliaSonera AB	13,758	67,616
Telstra Corp., Ltd.	9,339	36,109
TELUS Corp.	3,240	102,966
TPG Telecom Ltd.	2,678	19,960
Verizon Communications, Inc.	3,043	138,304

		1,999,236

Wireless Telecommunication Services – 0.2%
KDDI Corp.	900	22,324
Millicom International Cellular SA	1,234	72,515
NTT DOCOMO, Inc.	1,200	22,695
Rogers Communications, Inc. – Class B	3,215	124,007
SBA Communications Corp. – Class A(a)	867	91,174
SoftBank Group Corp.	400	21,216
Sprint Corp.(a)(d)	16,909	61,718
StarHub Ltd.	8,000	20,564
T-Mobile US, Inc.(a)	1,780	63,190
Tele2 AB – Class B	7,271	73,908
Vodafone Group PLC	17,357	58,412

		631,723

		2,630,959

Total Common Stocks (cost $98,419,299)		96,266,071

AB GLOBAL RISK ALLOCATION FUND •	51

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 8.6%
Brazil – 1.7%
Brazil Notas do Tesouro Nacional Serie F 10.00%, 1/01/21	BRL	27,900	$5,833,429

Portugal – 3.1%
Portugal Obrigacoes do Tesouro OT 2.875%, 10/15/25(e)	EUR	9,951	11,012,918

United Kingdom – 1.1%
United Kingdom Gilt 3.50%, 7/22/68(e)	GBP	1,988	3,978,437

United States – 2.7%
U.S. Treasury Bond 3.00%, 5/15/45(f)	U.S.$	9,680	9,670,920

Total Governments – Treasuries (cost $32,890,480)			30,495,704

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.4%
GSE Risk Share Floating Rate – 4.4%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 1M2 5.221%, 7/25/25(g)		1,430	1,429,996
Series 2015-C03, Class 2M2 5.221%, 7/25/25(g)		8,745	8,729,488
Series 2015-C04, Class 1M2 5.921%, 4/25/28(g)		2,141	2,189,829
Series 2015-C04, Class 2M2 5.771%, 4/25/28(g)		3,246	3,306,886

Total Collateralized Mortgage Obligations (cost $15,599,174)			15,656,199

		Shares
INVESTMENT COMPANIES – 3.1%
Funds and Investment Trusts – 3.1%
iShares Core MSCI Emerging Markets ETF JDR(d) (cost $11,522,417)		267,880	11,082,196

52	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 3.1%
Financial Institutions – 3.1%
Banking – 3.1%
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(h) (cost $10,802,469)	U.S.$	10,300	$10,761,440

		Shares
PREFERRED STOCKS – 1.6%
Financials – 1.6%
Real Estate Investment Trusts (REITs) – 1.6%
Apartment Investment & Management Co. 6.875%		42,000	1,106,280
Hersha Hospitality Trust Series C 6.875%(d)		60,000	1,560,000
Pebblebrook Hotel Trust 6.50%(d)		65,950	1,646,772
Sabra Health Care REIT, Inc. Series A 7.125%		53,175	1,331,502

			5,644,554

Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC 0.00%(a)(b)		178,076	268

Total Preferred Stocks (cost $5,528,400)			5,644,822

		Principal Amount (000)
CORPORATES – INVESTMENT GRADE — 0.8%
Financial Institutions – 0.8%
Banking – 0.8%
Rabobank Capital Funding Trust III 5.254%, 10/21/16(e)(h)	U.S.$	2,500	2,556,250
Standard Chartered PLC 6.409%, 1/30/17(e)(h)		200	201,000

Total Corporates – Investment Grade (cost $2,757,138)			2,757,250

AB GLOBAL RISK ALLOCATION FUND •	53

Consolidated Portfolio of Investments

Company		Contracts	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.2%
Options on Forward Contracts – 0.2%
USD/JPY Expiration: Dec 2015, Exercise Price: $ 123.00(a)		35,280,000	$136,922
EUR/USD Expiration: Jan 2016, Exercise Price: EUR 1.11(a)		51,470,000	646,748

			783,670

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Dec 2015, Exercise Price: $ 208.00(a)(i)		75	21,150

Total Options Purchased – Puts (premiums paid $456,189)			804,820

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.1%
Brazil – 0.1%
Petrobras Global Finance BV 5.625%, 5/20/43 (cost $505,590)	U.S.$	768	487,741

		Contracts
OPTIONS PURCHASED – CALLS – 0.1%
Options on Funds and Investment Trusts –0.1%
SPDR S&P 500 ETF Trust Expiration: Dec 2015, Exercise Price: $ 208.00(a)(i) (premiums paid $273,090)		740	227,180

		Shares
RIGHTS – 0.0%
Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Safeway, Inc., expiring 2/02/19(a)		620	30
Safeway, Inc., expiring 2/02/17(a)		620	629

			659

Financials – 0.0%
Banks – 0.0%
Unione Di Banche, expiring 1/12/16(a)(b)		3,077	– 0	–

54	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Transurban Group, expiring 12/15/15(a)		91	$40

Total Rights (cost $657)			699

SHORT-TERM INVESTMENTS – 46.1%
Investment Companies – 41.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(j)(k) (cost $145,113,024)		145,113,024	145,113,024

		Principal Amount (000)
U.S. Treasury Bills – 5.1%
U.S. Treasury Bill Zero Coupon, 12/17/15	U.S.$	3,000	2,999,873
Zero Coupon, 2/18/16(f)		15,000	14,996,379

Total U.S. Treasury Bills (cost $17,996,252)			17,996,252

Total Short-Term Investments (cost $163,109,276)			163,109,276

Total Investments Before Security Lending Collateral for Securities Loaned – 95.3% (cost $341,864,179)			337,293,398

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.3%
Investment Companies – 3.3%
AB Exchange Reserves – Class I, 0.15%(j)(k) (cost $11,807,102)		11,807,102	11,807,102

Total Investments – 98.6% (cost $353,731,385)			349,100,500
Other assets less liabilities – 1.4%			5,036,877

Net Assets – 100.0%			$354,137,377

AB GLOBAL RISK ALLOCATION FUND •	55

Consolidated Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	375	December 2015	$34,711,318	$34,399,706	$(311,612)
Brent Crude Futures	8	June 2016	449,995	393,920	(56,075)
Cattle Feeder Futures	9	January 2016	823,215	732,375	(90,840)
Cocoa Futures	21	March 2016	668,116	701,190	33,074
Coffee ‘C’ Futures	11	March 2016	506,997	493,556	(13,441)
Coffee Robusta Futures	43	January 2016	686,446	635,540	(50,906)
Copper Futures	15	March 2016	783,196	768,187	(15,009)
Corn Futures	30	March 2016	589,439	558,375	(31,064)
Cotton No. 2 Futures	27	March 2016	832,638	845,640	13,002
Euro BUXL 30 Yr Bond Futures	62	December 2015	9,858,744	10,228,120	369,376
EURO STOXX 50 Index Futures	1,482	December 2015	51,429,560	54,881,524	3,451,964
Euro-BUND Futures	60	December 2015	9,701,738	10,035,743	334,005
FTSE 100 Index Futures	18	December 2015	1,633,255	1,722,149	88,894
Gasoline RBOB Futures	9	December 2015	468,868	494,008	25,140
Gold 100 Oz Futures	12	February 2016	1,281,390	1,278,360	(3,030)
KC HRW Wheat Futures	21	March 2016	502,825	496,388	(6,437)
Lean Hogs Futures	62	February 2016	1,446,453	1,408,640	(37,813)
Live Cattle Futures	13	June 2016	710,502	643,630	(66,872)
LME Copper Futures	6	December 2015	750,668	690,337	(60,331)
LME Copper Futures	6	January 2016	691,140	689,212	(1,928)
LME Lead Futures	13	December 2015	557,685	536,900	(20,785)
LME Lead Futures	13	January 2016	523,853	535,925	12,072
LME Nickel Futures	39	December 2015	2,292,529	2,075,697	(216,832)
LME Nickel Futures	18	January 2016	945,379	959,364	13,985
LME PRI Aluminum Futures	35	December 2015	1,351,313	1,263,719	(87,594)
LME PRI Aluminum Futures	16	January 2016	595,149	579,900	(15,249)
LME Zinc Futures	43	December 2015	1,856,492	1,668,400	(188,092)
LME Zinc Futures	24	January 2016	928,684	934,050	5,366
Low SU Gas Oil Futures	12	January 2016	517,847	511,200	(6,647)
Mini MSCI EAFE Futures	42	December 2015	3,589,398	3,662,400	73,002
Natural Gas Futures	16	March 2016	420,709	375,360	(45,349)
Nikkei 225 (CME) Futures	327	December 2015	31,425,077	32,364,825	939,748
NY Harbor USLD Futures	9	March 2016	589,241	531,166	(58,075)
Palladium Futures	33	March 2016	1,839,176	1,792,560	(46,616)
Platinum Futures	38	January 2016	1,735,221	1,582,510	(152,711)
Russell 2000 E Mini Futures	60	December 2015	6,891,296	7,175,400	284,104

56	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2015	Unrealized Appreciation/ (Depreciation)
S&P TSX 60 Index Futures	7	December 2015	$825,766	$829,548	$3,782
Silver Futures	10	March 2016	706,275	704,300	(1,975)
Soybean Futures	41	January 2016	1,874,759	1,806,050	(68,709)
Soybean Meal Futures	19	January 2016	549,156	542,070	(7,086)
Soybean Oil Futures	30	March 2016	519,317	534,060	14,743
Sugar 11 (World) Futures	48	April 2016	762,278	777,370	15,092
U.S. T-Note 5 Yr (CBT) Futures	62	March 2016	7,351,751	7,358,141	6,390
U.S. Ultra Bond (CBT) Futures	128	March 2016	20,195,195	20,280,000	84,805
Wheat (CBT) Futures	20	March 2016	496,934	475,500	(21,434)
WTI Crude Futures	8	June 2016	409,638	372,080	(37,558)

Sold Contracts
Bcom Commodity Index Futures	1,423	December 2015	11,567,467	11,554,760	12,707
Gold 100 Oz Futures	8	February 2016	862,460	852,240	10,220
KC HRW Wheat Futures	49	March 2016	1,172,793	1,158,238	14,555
Live Cattle Futures	20	February 2016	1,061,422	1,058,800	2,622
LME Copper Futures	6	December 2015	692,385	690,338	2,047
LME Lead Futures	13	December 2015	524,190	536,900	(12,710)
LME Nickel Futures	39	December 2015	2,252,552	2,075,697	176,855
LME PRI Aluminum Futures	35	December 2015	1,365,987	1,263,719	102,268
LME PRI Aluminum Futures	19	January 2016	702,724	688,631	14,093
LME Zinc Futures	43	December 2015	1,776,336	1,668,400	107,936
S&P 500 E Mini Index Futures	627	December 2015	65,156,217	65,201,730	(45,513)

					$4,433,554

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	3,589	USD	3,909	1/15/16	$111,314
Bank of America, NA	CAD	942	USD	715	1/15/16	9,847
Bank of America, NA	GBP	1,861	USD	2,833	3/18/16	29,216
Barclays Bank PLC	JPY	160,802	USD	1,341	12/15/15	34,283
Barclays Bank PLC	ZAR	8,295	USD	607	12/15/15	34,755
Barclays Bank PLC	HKD	6,639	USD	856	12/15/15	98
Barclays Bank PLC	AUD	2,443	USD	1,707	12/15/15	(58,956)
Barclays Bank PLC	EUR	463	USD	512	12/15/15	22,477
Barclays Bank PLC	USD	496	NZD	762	12/15/15	4,817
Barclays Bank PLC	USD	729	JPY	87,414	12/15/15	(19,123)
Barclays Bank PLC	KRW	4,220,170	USD	3,748	1/15/16	115,235
Barclays Bank PLC	SEK	102,233	USD	12,423	1/15/16	682,357
Barclays Bank PLC	TWD	70,298	USD	2,102	1/15/16	(50,456)
Barclays Bank PLC	CNY	22,688	USD	3,523	1/15/16	4,785

AB GLOBAL RISK ALLOCATION FUND •	57

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	PLN	14,044	USD	3,536	1/15/16	$63,706
Barclays Bank PLC	GBP	402	USD	613	1/15/16	7,174
Barclays Bank PLC	USD	1,769	INR	117,823	1/15/16	(9,180)
Barclays Bank PLC	USD	2,162	KRW	2,551,289	1/15/16	34,390
Barclays Bank PLC	USD	2,423	TRY	7,076	3/18/16	(66,426)
Barclays Bank PLC	EUR	2,005	TRY	6,283	3/18/16	(33,173)
BNP Paribas SA	EUR	10,173	USD	11,349	12/15/15	596,554
BNP Paribas SA	USD	369	EUR	329	12/15/15	(21,107)
BNP Paribas SA	TWD	166,347	USD	5,122	1/29/16	27,039
BNP Paribas SA	JPY	157,322	USD	1,284	3/18/16	2,690
BNP Paribas SA	TWD	12,713	USD	389	3/18/16	(816)
BNP Paribas SA	CNY	5,454	USD	835	3/18/16	(3,540)
BNP Paribas SA	MYR	1,501	USD	351	3/18/16	(950)
BNP Paribas SA	EUR	1,608	USD	1,715	3/18/16	10,193
BNP Paribas SA	AUD	1,230	USD	879	3/18/16	(5,422)
Citibank	BRL	26,800	USD	6,782	12/15/15	(117,919)
Citibank	AUD	6,436	USD	4,629	12/15/15	(22,466)
Citibank	GBP	2,520	USD	3,855	12/15/15	59,194
Citibank	SGD	746	USD	525	12/15/15	(3,678)
Citibank	USD	1,745	GBP	1,141	12/15/15	(26,802)
Citibank	NOK	29,714	SEK	30,115	1/15/16	41,435
Citibank	EUR	5,941	USD	6,468	1/15/16	182,192
Citibank	CAD	4,765	USD	3,668	1/15/16	99,915
Citibank	CHF	3,560	USD	3,583	1/15/16	111,371
Citibank	USD	2,858	PLN	11,175	1/15/16	(95,096)
Citibank	USD	1,435	CZK	35,656	1/15/16	(38,518)
Citibank	EUR	3,308	SEK	30,747	1/15/16	31,190
Citibank	USD	3,584	HUF	1,036,917	1/15/16	(60,193)
Citibank	CHF	4,332	USD	4,286	3/18/16	48,160
Citibank	USD	1,063	CAD	1,417	3/18/16	(1,782)
Citibank	USD	2,828	PLN	11,267	3/18/16	(44,942)
Citibank	USD	1,067	CZK	26,876	3/18/16	(10,538)
Citibank	USD	2,457	ZAR	34,941	3/18/16	(85,983)
Credit Suisse International	TWD	31,890	USD	980	12/15/15	3,442
Credit Suisse International	CNY	11,767	USD	1,844	12/15/15	9,931
Credit Suisse International	USD	408	AUD	582	12/15/15	12,364
Credit Suisse International	USD	3,960	AUD	5,520	1/15/16	22,907
Credit Suisse International	USD	2,860	TWD	93,053	1/15/16	(10,616)
Credit Suisse International	USD	5,114	TWD	166,347	1/29/16	(19,010)
Credit Suisse International	CNY	90,773	USD	13,965	3/18/16	6,302
Credit Suisse International	RUB	30,447	USD	447	3/18/16	2,006

58	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	19,491	KRW	22,821,028	3/18/16	$124,711
Deutsche Bank AG	USD	210	SEK	1,763	12/15/15	(7,665)
Deutsche Bank AG	JPY	696,433	USD	5,649	1/15/16	(16,749)
Deutsche Bank AG	JPY	440,827	USD	3,644	1/15/16	57,339
Deutsche Bank AG	TWD	47,669	USD	1,468	1/15/16	8,642
Deutsche Bank AG	EUR	6,887	USD	7,729	1/15/16	442,229
Deutsche Bank AG	USD	3,641	NOK	29,794	1/15/16	(214,848)
Deutsche Bank AG	EUR	3,985	SEK	37,200	1/15/16	56,022
Deutsche Bank AG	JPY	2,539,388	USD	20,625	3/18/16	(64,300)
Deutsche Bank AG	USD	2,472	HUF	720,047	3/18/16	(25,272)
Goldman Sachs Bank USA	BRL	142,739	USD	37,849	12/02/15	955,463
Goldman Sachs Bank USA	USD	37,096	BRL	142,739	12/02/15	(202,873)
Goldman Sachs Bank USA	KRW	696,436	USD	584	12/15/15	(15,834)
Goldman Sachs Bank USA	TWD	54,253	USD	1,671	12/15/15	8,680
Goldman Sachs Bank USA	USD	993	EUR	927	12/15/15	(13,516)
Goldman Sachs Bank USA	USD	1,657	TWD	54,253	12/15/15	5,095
Goldman Sachs Bank USA	BRL	19,050	USD	5,040	1/05/16	164,331
Goldman Sachs Bank USA	USD	1,421	BRL	5,372	1/05/16	(46,152)
Goldman Sachs Bank USA	KRW	4,136,749	USD	3,609	1/15/16	48,212
Goldman Sachs Bank USA	TWD	69,888	USD	2,117	1/15/16	(23,578)
Goldman Sachs Bank USA	CNY	69,765	USD	10,830	1/15/16	11,350
Goldman Sachs Bank USA	EUR	6,412	USD	7,159	1/15/16	374,921
Goldman Sachs Bank USA	BRL	5,690	USD	1,398	1/15/16	(52,674)
Goldman Sachs Bank USA	SGD	3,052	USD	2,125	1/15/16	(35,328)
Goldman Sachs Bank USA	USD	1,449	MXN	24,371	1/15/16	16,502
Goldman Sachs Bank USA	USD	705	INR	46,955	1/15/16	(4,294)
Goldman Sachs Bank USA	USD	2,182	TWD	70,977	1/15/16	(8,768)
Goldman Sachs Bank USA	USD	3,581	INR	239,861	1/15/16	1,198
Goldman Sachs Bank USA	USD	3,650	KRW	4,220,170	1/15/16	(17,023)
Goldman Sachs Bank USA	BRL	149,450	USD	32,803	1/04/17	(1,279,138)
HSBC Bank USA	JPY	18,543	USD	155	12/15/15	4,754
HSBC Bank USA	CAD	4,963	USD	3,813	12/15/15	97,124
HSBC Bank USA	EUR	1,350	USD	1,487	12/15/15	60,380

AB GLOBAL RISK ALLOCATION FUND •	59

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	443	AUD	630	12/15/15	$11,921
HSBC Bank USA	USD	1,598	CAD	2,137	12/15/15	2,347
HSBC Bank USA	JPY	523,121	USD	4,310	1/15/16	54,116
HSBC Bank USA	MXN	179,819	USD	10,561	1/15/16	(254,314)
HSBC Bank USA	CNY	45,404	USD	7,075	1/15/16	34,294
HSBC Bank USA	INR	40,962	USD	619	1/15/16	6,905
HSBC Bank USA	SGD	3,043	USD	2,133	1/15/16	(20,799)
HSBC Bank USA	TRY	2,180	USD	726	1/15/16	(13,082)
HSBC Bank USA	USD	4,423	SGD	6,095	1/15/16	(108,414)
HSBC Bank USA	USD	7,667	EUR	6,804	1/15/16	(468,481)
HSBC Bank USA	USD	2,821	TRY	8,482	1/15/16	53,528
HSBC Bank USA	USD	1,432	SEK	12,347	1/15/16	(13,802)
HSBC Bank USA	USD	5,083	MXN	84,380	1/15/16	(8,215)
HSBC Bank USA	USD	6,383	MXN	108,900	1/15/16	167,330
HSBC Bank USA	EUR	7,146	USD	7,632	3/18/16	57,457
HSBC Bank USA	USD	36,588	BRL	144,338	3/18/16	(519,882)
JPMorgan Chase Bank	JPY	708,090	USD	5,855	12/15/15	101,388
JPMorgan Chase Bank	KRW	2,551,289	USD	2,119	1/15/16	(77,123)
JPMorgan Chase Bank	AUD	2,968	USD	2,141	1/15/16	(290)
JPMorgan Chase Bank	USD	361	NZD	552	1/15/16	1,300
JPMorgan Chase Bank	USD	4,257	JPY	521,421	1/15/16	(15,275)
JPMorgan Chase Bank	CAD	1,417	USD	1,065	3/18/16	4,000
JPMorgan Chase Bank	USD	1,068	AUD	1,483	3/18/16	(734)
Morgan Stanley Capital Services LLC	USD	5,578	KRW	6,514,119	12/09/15	36,685
Morgan Stanley Capital Services LLC	USD	77	KRW	89,847	12/10/15	509
Morgan Stanley Capital Services LLC	MXN	6,007	USD	360	12/15/15	(2,501)
Morgan Stanley Capital Services LLC	EUR	2,463	USD	2,809	12/15/15	205,384
Morgan Stanley Capital Services LLC	CAD	2,407	USD	1,848	12/15/15	45,982
Morgan Stanley Capital Services LLC	GBP	358	USD	546	12/15/15	6,960
Morgan Stanley Capital Services LLC	USD	1,217	KRW	1,421,913	12/15/15	7,916
Morgan Stanley Capital Services LLC	USD	14,959	BRL	62,500	1/05/16	1,035,938

60	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	HUF	1,661,182	USD	5,669	1/15/16	$23,887
Morgan Stanley Capital Services LLC	JPY	440,110	USD	3,663	1/15/16	81,874
Morgan Stanley Capital Services LLC	TWD	70,189	USD	2,129	1/15/16	(20,456)
Morgan Stanley Capital Services LLC	MXN	35,970	USD	2,113	1/15/16	(50,091)
Morgan Stanley Capital Services LLC	CHF	19,188	USD	19,321	1/15/16	610,992
Morgan Stanley Capital Services LLC	CNY	13,627	USD	2,130	1/15/16	16,598
Morgan Stanley Capital Services LLC	EUR	9,576	USD	10,841	1/15/16	709,618
Morgan Stanley Capital Services LLC	CHF	3,518	EUR	3,254	1/15/16	12,328
Morgan Stanley Capital Services LLC	NZD	2,702	USD	1,772	1/15/16	(1,608)
Morgan Stanley Capital Services LLC	GBP	2,383	USD	3,619	1/15/16	29,328
Morgan Stanley Capital Services LLC	CAD	944	USD	719	1/15/16	12,163
Morgan Stanley Capital Services LLC	USD	5,128	EUR	4,507	1/15/16	(359,103)
Morgan Stanley Capital Services LLC	USD	1,379	BRL	5,690	1/15/16	71,929
Morgan Stanley Capital Services LLC	USD	5,005	PLN	19,672	1/15/16	(142,068)
Morgan Stanley Capital Services LLC	EUR	3,282	SEK	30,789	1/15/16	63,599
Morgan Stanley Capital Services LLC	USD	5,725	SEK	49,535	1/15/16	(36,358)
Morgan Stanley Capital Services LLC	USD	4,245	MXN	71,068	1/15/16	29,262
Morgan Stanley Capital Services LLC	USD	7,781	CNY	49,984	1/15/16	(29,873)
Morgan Stanley Capital Services LLC	USD	2,115	TWD	68,456	1/15/16	(18,535)
Morgan Stanley Capital Services LLC	USD	3,564	CZK	88,559	1/15/16	(94,938)
Morgan Stanley Capital Services LLC	USD	2,109	INR	141,852	1/15/16	9,523
Morgan Stanley Capital Services LLC	USD	11,714	HUF	3,391,350	1/15/16	(189,114)
Morgan Stanley Capital Services LLC	USD	3,635	JPY	435,447	1/15/16	(92,660)
Morgan Stanley Capital Services LLC	NZD	541	USD	353	3/18/16	(321)
Morgan Stanley Capital Services LLC	USD	4,277	SEK	36,998	3/18/16	(19,124)

AB GLOBAL RISK ALLOCATION FUND •	61

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	JPY	701,568	USD	5,691	12/09/15	$(8,322)
Royal Bank of Scotland PLC	KRW	6,564,922	USD	5,646	12/10/15	(12,811)
Royal Bank of Scotland PLC	KRW	1,421,913	USD	1,234	12/15/15	8,778
Royal Bank of Scotland PLC	INR	42,666	USD	649	12/15/15	8,331
Royal Bank of Scotland PLC	JPY	57,505	USD	482	12/15/15	14,357
Royal Bank of Scotland PLC	EUR	8,462	USD	9,441	12/15/15	497,638
Royal Bank of Scotland PLC	CAD	7,200	USD	5,441	12/15/15	49,950
Royal Bank of Scotland PLC	USD	2,478	EUR	2,276	12/15/15	(72,914)
Royal Bank of Scotland PLC	USD	842	BRL	3,481	12/15/15	54,732
Royal Bank of Scotland PLC	USD	7,166	TRY	22,194	12/15/15	421,117
Royal Bank of Scotland PLC	JPY	698,410	USD	5,670	1/15/16	(12,008)
Royal Bank of Scotland PLC	JPY	437,328	USD	3,629	1/15/16	71,119
Royal Bank of Scotland PLC	INR	192,488	USD	2,893	1/15/16	18,905
Royal Bank of Scotland PLC	MXN	72,930	USD	4,181	1/15/16	(205,542)
Royal Bank of Scotland PLC	TWD	163,669	USD	5,042	1/15/16	30,544
Royal Bank of Scotland PLC	NOK	29,538	USD	3,460	1/15/16	62,976
Royal Bank of Scotland PLC	MYR	15,363	USD	3,627	1/15/16	20,029
Royal Bank of Scotland PLC	CNY	13,683	USD	2,143	1/15/16	21,355
Royal Bank of Scotland PLC	EUR	8,666	USD	9,571	1/15/16	401,826
Royal Bank of Scotland PLC	CHF	7,903	USD	7,882	1/15/16	175,997
Royal Bank of Scotland PLC	USD	7,269	EUR	6,374	1/15/16	(525,503)
Royal Bank of Scotland PLC	USD	4,270	INR	282,803	1/15/16	(46,762)
Royal Bank of Scotland PLC	USD	2,159	TWD	70,942	1/15/16	13,801
Royal Bank of Scotland PLC	USD	3,659	JPY	442,039	1/15/16	(62,805)
Royal Bank of Scotland PLC	USD	11,355	JPY	1,397,767	1/15/16	16,750
Royal Bank of Scotland PLC	USD	3,653	KRW	4,136,749	1/15/16	(91,871)

62	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	KRW	24,582,834	USD	21,119	3/18/16	$(10,781)
Royal Bank of Scotland PLC	JPY	2,538,596	USD	20,637	3/18/16	(46,009)
Standard Chartered Bank	BRL	15,499	USD	4,162	12/02/15	156,308
Standard Chartered Bank	USD	4,025	BRL	15,499	12/02/15	(19,142)
Standard Chartered Bank	KRW	6,514,119	USD	5,602	12/09/15	(12,459)
Standard Chartered Bank	USD	5,691	JPY	701,568	12/09/15	8,184
Standard Chartered Bank	USD	1,306	JPY	160,802	12/15/15	718
Standard Chartered Bank	USD	3,652	BRL	13,678	1/05/16	(151,613)
Standard Chartered Bank	JPY	871,119	USD	7,280	1/15/16	192,360
Standard Chartered Bank	NZD	2,179	USD	1,416	1/15/16	(13,768)
Standard Chartered Bank	AUD	1,996	USD	1,417	1/15/16	(22,947)
Standard Chartered Bank	USD	2,855	AUD	4,024	1/15/16	48,748
Standard Chartered Bank	USD	2,815	NZD	4,329	1/15/16	26,399
Standard Chartered Bank	USD	7,064	CHF	7,092	1/15/16	(148,330)
Standard Chartered Bank	USD	3,734	MYR	15,363	1/15/16	(127,152)
Standard Chartered Bank	USD	9,877	PLN	38,697	1/15/16	(309,775)
Standard Chartered Bank	USD	11,844	SEK	102,139	1/15/16	(114,037)
Standard Chartered Bank	USD	3,659	TWD	118,285	1/15/16	(36,547)
Standard Chartered Bank	USD	7,111	JPY	873,422	1/15/16	(4,523)
Standard Chartered Bank	CNY	22,720	USD	3,501	3/18/16	7,503
Standard Chartered Bank	USD	352	NZD	541	3/18/16	1,206
Standard Chartered Bank	USD	1,751	INR	117,800	3/18/16	(9,646)
Standard Chartered Bank	USD	41,354	JPY	5,077,984	3/18/16	17,972
State Street Bank & Trust Co.	USD	31,907	BRL	129,061	12/02/15	1,450,625
State Street Bank & Trust Co.	KRW	716,574	USD	599	12/15/15	(18,352)
State Street Bank & Trust Co.	JPY	227,449	USD	1,892	12/15/15	44,037

AB GLOBAL RISK ALLOCATION FUND •	63

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	TRY	22,194	USD	7,121	12/15/15	$(466,269)
State Street Bank & Trust Co.	SEK	20,527	USD	2,467	12/15/15	112,590
State Street Bank & Trust Co.	NZD	9,701	USD	6,408	12/15/15	28,359
State Street Bank & Trust Co.	EUR	11,299	USD	12,682	12/15/15	739,799
State Street Bank & Trust Co.	DKK	3,680	USD	552	12/15/15	30,413
State Street Bank & Trust Co.	BRL	3,481	USD	1,031	12/15/15	134,649
State Street Bank & Trust Co.	NOK	3,062	USD	371	12/15/15	19,209
State Street Bank & Trust Co.	CHF	2,215	USD	2,270	12/15/15	115,367
State Street Bank & Trust Co.	HKD	893	USD	115	12/15/15	59
State Street Bank & Trust Co.	AUD	714	USD	520	12/15/15	4,176
State Street Bank & Trust Co.	NZD	232	USD	148	12/15/15	(4,884)
State Street Bank & Trust Co.	GBP	370	USD	570	12/15/15	12,834
State Street Bank & Trust Co.	AUD	187	USD	132	12/15/15	(3,432)
State Street Bank & Trust Co.	USD	10,599	EUR	9,495	12/15/15	(563,632)
State Street Bank & Trust Co.	USD	454	GBP	297	12/15/15	(6,944)
State Street Bank & Trust Co.	USD	1,613	JPY	193,784	12/15/15	(38,606)
State Street Bank & Trust Co.	USD	1,220	KRW	1,413,010	12/15/15	(1,948)
State Street Bank & Trust Co.	BRL	62,500	USD	17,814	1/05/16	1,818,632
State Street Bank & Trust Co.	TRY	6,302	USD	2,078	1/15/16	(57,336)
State Street Bank & Trust Co.	CAD	4,719	USD	3,654	1/15/16	120,712
State Street Bank & Trust Co.	AUD	16	USD	11	1/15/16	(145)
State Street Bank & Trust Co.	USD	4,273	GBP	2,785	1/15/16	(77,421)
State Street Bank & Trust Co.	USD	8,538	CAD	11,370	1/15/16	(23,899)
State Street Bank & Trust Co.	EUR	6,405	CHF	6,919	1/15/16	(30,026)
State Street Bank & Trust Co.	USD	3,630	NOK	29,458	1/15/16	(241,887)
State Street Bank & Trust Co.	USD	3,604	JPY	437,252	1/15/16	(46,633)

64	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	KRW	868,563	USD	748	3/18/16	$1,225
State Street Bank & Trust Co.	JPY	73,606	USD	602	3/18/16	2,042
State Street Bank & Trust Co.	GBP	6,260	USD	9,475	3/18/16	44,708
State Street Bank & Trust Co.	DKK	1,589	USD	230	3/18/16	4,133
State Street Bank & Trust Co.	EUR	1,028	USD	1,110	3/18/16	20,566
State Street Bank & Trust Co.	USD	532	GBP	352	3/18/16	(2,108)
State Street Bank & Trust Co.	SEK	61,822	EUR	6,677	3/18/16	(37,234)
State Street Bank & Trust Co.	USD	754	JPY	92,437	3/18/16	(1,006)
UBS AG	BRL	1,821	USD	473	12/02/15	2,249
UBS AG	USD	491	BRL	1,821	12/02/15	(20,370)
UBS AG	JPY	35,989	USD	298	12/15/15	5,694
UBS AG	GBP	3,194	USD	4,909	12/15/15	98,409
UBS AG	EUR	230	USD	261	12/15/15	18,324
UBS AG	USD	905	EUR	843	12/15/15	(13,875)
UBS AG	USD	461	GBP	305	12/15/15	(1,553)
UBS AG	USD	687	AUD	950	12/15/15	(921)
UBS AG	BRL	1,821	USD	486	1/05/16	20,243
UBS AG	CHF	356	USD	357	3/18/16	9,042
UBS AG	GBP	352	USD	532	3/18/16	1,791

						$6,455,230

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(i)	740	$215.00	12/19/15	$59,908	$(18,500)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(i)	740	$180.00	12/19/15	$308,987	$(5,180)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)	Premiums Received	Market Value
Put – EUR vs. USD	EUR	1.11	1/21/16	12,865	$140,088	$(161,656)
Put – EUR vs. USD		1.11	1/19/16	25,740	272,738	(323,437)

						$(485,093)

AB GLOBAL RISK ALLOCATION FUND •	65

Consolidated Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	(1.00)%	0.84%		$18,200	$(173,536)	$(34,102)
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	(5.00)	3.12	EUR	600	(55,295)	2,172
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	(1.00)	0.81		$2,600	(27,038)	(5,522)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	(1.00)	0.84		6,110	(58,258)	(12,736)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	1.00	0.81		7,760	80,696	(29,325)

					$(233,431)	$(79,513)

*	Termination Date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$7,590	6/30/20	1.879%	3 Month LIBOR	$(179,080)
Citigroup Global Markets, Inc./(CME Group)	3,080	6/30/25	2.569%	3 Month LIBOR	(175,045)
Citigroup Global Markets, Inc./(CME Group)	1,370	6/30/45	3 Month LIBOR	3.034%	168,310
Credit Suisse Securities (USA) LLC/(CME Group)	71,767	8/08/18	3 Month LIBOR	1.647%	(13,201)
Credit Suisse Securities (USA) LLC/(CME Group)	71,767	8/08/18	1.647%	3 Month LIBOR	(392,762)
Credit Suisse Securities (USA) LLC/(CME Group)	215,000	11/25/18	3 Month LIBOR	1.251%	168,557
Credit Suisse Securities (USA) LLC/(CME Group)	244,000	11/25/20	1.615%	3 Month LIBOR	(523,918)
Credit Suisse Securities (USA) LLC/(CME Group)	89,000	11/25/22	3 Month LIBOR	1.868%	348,688

66	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)	EUR	16,700	9/17/24	1.995%	6 Month EURIBOR	$(662,109)
Credit Suisse Securities (USA) LLC/(CME Group)		16,700	9/17/24	6 Month EURIBOR	1.995%	469,067
Credit Suisse Securities (USA) LLC/(CME Group)	GBP	13,370	4/01/25	1.998%	6 Month LIBOR	228,554
Credit Suisse Securities (USA) LLC/(CME Group)		13,370	4/01/25	6 Month LIBOR	1.998%	(100,321)
Credit Suisse Securities (USA) LLC/(CME Group)		$19,830	4/07/25	3 Month LIBOR	2.499%	(45,437)
Credit Suisse Securities (USA) LLC/(CME Group)		19,830	4/07/25	2.499%	3 Month LIBOR	(25,904)
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	15,000	7/09/25	6 Month BBSW	3.168%	225,420
Morgan Stanley & Co. LLC/(CME Group)		$1,270	10/09/25	2.067%	3 Month LIBOR	(2,909)
Morgan Stanley & Co. LLC/(CME Group)		390	10/09/45	3 Month LIBOR	2.595%	6,734

						$(505,356)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
iTRAXX-Asia Series 24, 5 Year Index, 12/20/20*	(1.00)%	1.30%	$2,150	$26,552	$42,259	$(15,707)
Republic of Korea, 7.125%, 4/16/19, 12/20/20*	(1.00)	0.54	1,970	(48,306)	(29,514)	(18,792)

AB GLOBAL RISK ALLOCATION FUND •	67

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at November 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Korea, 7.125%, 4/16/19, 12/20/20*	(1.00	) %	0.54%		$2,600	$(63,756)	$(56,029)	$(7,727)
United Mexican States, 5.95%, 3/19/19, 12/20/20*	(1.00)		1.53		790	18,508	23,066	(4,558)
United Mexican States, 5.95%, 3/19/19, 12/20/20*	(1.00)		1.53		8,170	191,405	193,042	(1,637)
Citibank, NA
iTRAXX-Japan Series 24, 5 Year Index	(1.00)		0.76	JPY	946,070	(107,419)	(97,507)	(9,912)
Republic of Turkey, 11.875%, 1/15/30, 12/20/20*	(1.00)		2.62		$2,580	187,816	164,877	22,939
Deutsche Bank AG
Commonwealth of Australia, 6.00%, 2/15/17, 12/20/20*	(1.00)		0.37		5,560	(184,214)	(131,854)	(52,360)
Goldman Sachs International
iTRAXX-Australia Series 24, 5 Year Index, 12/20/20*	(1.00)		1.25		3,200	31,879	35,353	(3,474)
iTRAXX-Australia Series 24, 5 Year Index, 12/20/20*	(1.00)		1.25		4,560	45,428	50,368	(4,940)
JPMorgan Chase Bank, NA
Republic of South Africa, 5.50%, 3/9/20, 12/20/20*	(1.00)		2.63		2,720	198,573	195,671	2,902
Morgan Stanley Capital Services LLC:
Republic of Korea, 7.125%, 4/16/19, 12/20/20*	(1.00)		0.54		43,160	(1,058,318)	(519,785)	(538,533)

Sale Contracts
Citibank, NA
Federative Republic of Brazil, 4.25%, 1/7/25, 12/20/20*	1.00		4.38		2,148	(313,103)	(298,411)	(14,692)
Deutsche Bank AG
iTRAXX-Australia Series 24, 5 Year Index, 12/20/20*	1.00		1.25		2,600	(25,901)	(31,489)	5,588
JPMorgan Chase Bank, NA
Federative Republic of Brazil, 4.25%, 1/7/25, 12/20/20*	1.00		4.38		2,056	(299,692)	(288,010)	(11,682)

						$(1,400,548)	$(747,963)	$(652,585)

68	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	BRL	149,450	1/02/17	CDI	15.550%	$(16,706)

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

(c)	Illiquid security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate market value of these securities amounted to $17,891,786 or 5.1% of net assets.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)	Floating Rate Security. Stated interest rate was in effect at November 30, 2015.

(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(i)	One contract relates to 100 shares.

(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

AB GLOBAL RISK ALLOCATION FUND •	69

Consolidated Portfolio of Investments

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

REG – Registered Shares

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

TSX – Toronto Stock Exchange

WTI – West Texas Intermediate

See notes to financial statements.

70	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $196,811,259)	$192,180,374 (a)
Affiliated issuers (cost $156,920,126—including investment of cash collateral for securities loaned of $11,807,102)	156,920,126
Cash	14,045
Cash collateral due from broker	15,258,289
Foreign currencies, at value (cost $981,171)	972,502
Unrealized appreciation on forward currency exchange contracts	15,570,843
Interest and dividends receivable	793,463
Upfront premium paid on credit default swaps	704,636
Receivable for capital stock sold	533,438
Receivable for variation margin on exchange-traded derivatives	373,874
Receivable for investment securities sold and foreign currency transactions	159,399
Receivable for newly entered credit default swaps	114,161
Unrealized appreciation on credit default swaps	31,429

Total assets	383,626,579

Liabilities
Options written, at value (premiums received $781,721)	508,773
Payable for collateral received on securities loaned	11,807,102
Unrealized depreciation on forward currency exchange contracts	9,115,613
Payable for investment securities purchased	3,654,311
Upfront premium received on credit default swaps	1,452,599
Payable for capital stock redeemed	910,505
Unrealized depreciation on credit default swaps	684,014
Payable for variation margin on exchange-traded derivatives	645,710
Advisory fee payable	157,185
Distribution fee payable	100,443
Transfer Agent fee payable	27,515
Unrealized depreciation on interest rate swaps	16,706
Administrative fee payable	7,848
Accrued expenses	400,878

Total liabilities	29,489,202

Net Assets	$354,137,377

Composition of Net Assets
Capital stock, at par	$234,919
Additional paid-in capital	363,943,762
Distributions in excess of net investment income	(6,268,247)
Accumulated net realized loss on investment and foreign currency transactions	(8,970,711)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,197,654

$354,137,377

(a)	Includes securities on loan with a value of $11,524,111 (see Note E).

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	71

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$267,702,555	17,508,587	$15.29	*

B	$6,032,802	432,133	$13.96

C	$50,508,011	3,605,246	$14.01

Advisor	$23,311,525	1,512,702	$15.41

R	$4,241,361	279,915	$15.15

K	$1,939,399	127,178	$15.25

I	$401,724	26,096	$15.39

*	The maximum offering price per share for Class A shares was $15.97 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

72	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2015

Investment Income
Interest	$5,737,277
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $163,781)	2,843,447
Affiliated issuers	142,445
Securities lending income	31,026	$8,754,195

Expenses
Advisory fee (see Note B)	2,112,233
Distribution fee—Class A	752,115
Distribution fee—Class B	84,701
Distribution fee—Class C	541,951
Distribution fee—Class R	20,623
Distribution fee—Class K	5,098
Transfer agency—Class A	505,736
Transfer agency—Class B	17,756
Transfer agency—Class C	97,109
Transfer agency—Advisor Class	41,604
Transfer agency—Class R	10,854
Transfer agency—Class K	4,142
Transfer agency—Class I	52
Custodian	544,455
Audit and tax	141,866
Printing	97,520
Registration fees	90,215
Administrative	45,099
Legal	44,337
Directors’ fees	21,163
Miscellaneous	130,348

Total expenses		5,308,977

Net investment income		3,445,218

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		2,893,566 (a)
Futures		(7,856,704)
Options written		600,538
Swaptions written		1,678,763
Swaps		5,469,616
Foreign currency transactions		(4,832,244)
Net change in unrealized appreciation/depreciation of:
Investments		(3,619,595)
Futures		1,590,453
Options written		96,221
Swaptions written		(21,073)
Swaps		(4,337,602)
Foreign currency denominated assets and liabilities		(5,920,204)

Net loss on investment and foreign currency transactions		(14,258,265)

Contributions from Affiliates (see Note B)		267,894

Net Increase in Net Assets from Operations		$(10,545,153)

(a)	Net of foreign capital gains taxes of $56,433.

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	73

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2015	Year Ended November 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,445,218	$4,725,323
Net realized gain (loss) on investment transactions and foreign currency transactions	(2,046,465)	26,042,990
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,211,800)	691,793
Contributions from Affiliates (see Note B)	267,894	– 0	–

Net increase (decrease) in net assets from operations	(10,545,153)	31,460,106
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(18,983,341)	– 0	–
Class B	(673,728)	– 0	–
Class C	(3,494,935)	– 0	–
Advisor Class	(1,203,219)	– 0	–
Class R	(269,694)	– 0	–
Class K	(130,888)	– 0	–
Class I	(3,302)	– 0	–
Net realized gain on investment transactions
Class A	(8,336,492)	(5,119,395)
Class B	(342,762)	(299,545)
Class C	(1,703,533)	(998,677)
Advisor Class	(507,810)	(351,943)
Class R	(123,966)	(58,039)
Class K	(57,310)	(32,910)
Class I	(1,354)	(1,311)
Tax return of capital
Class A	(4,124,910)	– 0	–
Class B	(167,694)	– 0	–
Class C	(836,056)	– 0	–
Advisor Class	(252,102)	– 0	–
Class R	(61,114)	– 0	–
Class K	(28,364)	– 0	–
Class I	(673)	– 0	–
Capital Stock Transactions
Net increase (decrease)	5,034,157	(61,729,107)

Total decrease	(46,814,243)	(37,130,821)
Net Assets
Beginning of period	400,951,620	438,082,441

End of period (including distributions in excess of net investment income and undistributed net investment income of $(6,268,247) and $9,491,867, respectively)	$354,137,377	$400,951,620

See notes to consolidated financial statements.

74	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2015

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Risk Allocation Fund, Inc. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Global Risk Allocation, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2015, net assets of the Fund were $354,137,377, of which $18,726,039, or approximately 5%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The

AB GLOBAL RISK ALLOCATION FUND •	75

Notes to Consolidated Financial Statements

consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from these estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued

76	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s consolidated financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

AB GLOBAL RISK ALLOCATION FUND •	77

Notes to Consolidated Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are

78	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2015:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Financials	$6,967,792		$13,194,229		$21,041		$20,183,062
Industrials	6,752,176		5,516,678		18,512		12,287,366
Consumer Staples	7,124,593		3,683,215		– 0	–	10,807,808
Consumer Discretionary	6,180,183		4,016,352		– 0	–	10,196,535
Information Technology	8,093,060		1,951,754		– 0	–	10,044,814
Health Care	5,830,914		3,863,905		– 0	–	9,694,819
Energy	3,929,275		3,365,984		– 0	–	7,295,259
Materials	3,769,335		3,352,817		– 0	–	7,122,152
Utilities	3,308,159		2,695,138		– 0	–	6,003,297
Telecommunication Services	1,086,696		1,544,263		– 0	–	2,630,959
Governments – Treasuries	– 0	–	30,495,704		– 0	–	30,495,704
Collateralized Mortgage Obligations	– 0	–	– 0	–	15,656,199		15,656,199
Investment Companies	11,082,196		– 0	–	– 0	–	11,082,196
Corporates – Non-Investment Grade	– 0	–	10,761,440		– 0	–	10,761,440
Preferred Stocks	5,644,554		– 0	–	268		5,644,822
Corporates – Investment Grade	– 0	–	2,757,250		– 0	–	2,757,250
Options Purchased – Puts	– 0	–	804,820		– 0	–	804,820
Governments – Sovereign Agencies	– 0	–	487,741		– 0	–	487,741
Options Purchased – Calls	– 0	–	227,180		– 0	–	227,180
Rights	40		– 0	–	659	^	699

AB GLOBAL RISK ALLOCATION FUND •	79

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Short-Term Investments:
Investment Companies	$145,113,024		$	– 0	–	$	– 0	–	$145,113,024
U.S. Treasury Bills	– 0	–		17,996,252			– 0	–	17,996,252
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	11,807,102			– 0	–		– 0	–	11,807,102

Total Investments in Securities	226,689,099			106,714,722			15,696,679		349,100,500
Other Financial Instruments*:
Assets:
Futures	2,670,989			3,540,858			– 0	–	6,211,847	#
Forward Currency Exchange Contracts	– 0	–		15,570,843			– 0	–	15,570,843
Centrally Cleared Credit Default Swaps	– 0	–		2,172			– 0	–	2,172	#
Centrally Cleared Interest Rate Swaps	– 0	–		1,615,330			– 0	–	1,615,330	#
Credit Default Swaps	– 0	–		31,429			– 0	–	31,429
Liabilities:
Futures	(1,778,293)			– 0	–		– 0	–	(1,778,293	)#
Forward Currency Exchange Contracts	– 0	–		(9,115,613)			– 0	–	(9,115,613)
Call Options Written	– 0	–		(18,500)			– 0	–	(18,500)
Put Options Written	– 0	–		(5,180)			– 0	–	(5,180)
Currency Options Written	– 0	–		(485,093)			– 0	–	(485,093)
Centrally Cleared Credit Default Swaps	– 0	–		(81,685)			– 0	–	(81,685	)#
Centrally Cleared Interest Rate Swaps	– 0	–		(2,120,686)			– 0	–	(2,120,686	)#
Credit Default Swaps	– 0	–		(684,014)			– 0	–	(684,014)
Interest Rate Swaps	– 0	–		(16,706)			– 0	–	(16,706)

Total+	$227,581,795			$114,947,877			$15,696,679		$358,226,351

^	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

80	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Collateralized Mortgage Obligations		Preferred Stocks
Balance as of 11/30/14	$1,391,755		$ – 0	–	$199
Accrued discounts/(premiums)	– 0	–	(1,396)		– 0	–
Realized gain (loss)	512,576		– 0	–	(4)
Change in unrealized appreciation/depreciation	(223,411)		57,024		(2)
Purchases	13,242		15,600,571		275
Sales	(1,259,484)		– 0	–	(200)
Transfers in to Level 3	36,703		– 0	–	– 0	–
Transfers out of Level 3	(431,828)		– 0	–	– 0	–

Balance as of 11/30/15	$39,553		$15,656,199		$268

Net change in unrealized appreciation/depreciation from investments held as of 11/30/15*	$2,691		$57,024		$(7)

	Rights^		Total
Balance as of 11/30/14	$ – 0	–	$1,391,954
Accrued discounts/(premiums)	– 0	–	(1,396)
Realized gain (loss)	– 0	–	512,572
Change in unrealized appreciation/depreciation	2		(166,387)
Purchases	657		15,614,745
Sales	– 0	–	(1,259,684)
Transfers in to Level 3	– 0	–	36,703
Transfers out of Level 3	– 0	–	(431,828)

Balance as of 11/30/15	$659		$15,696,679	+

Net change in unrealized appreciation/depreciation from investments held as of 11/30/15*	$2		$59,710

^	The Fund held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying consolidated statement of operations.

AB GLOBAL RISK ALLOCATION FUND •	81

Notes to Consolidated Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio’s material categories of Level 3 investments at November 30, 2015. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 11/30/15			Valuation Technique	Unobservable Input	Range / Weighted Average
Common Stock	$	– 0	–	Qualitative Assessment		$0.00 / NA
		$21,041		Market Approach	Last Traded Price	4.45 SGD / NA
		$18,512		Market Approach	Value Reduced Per the delta of the HSI Index Since the Last Traded Price	36.00 HKD Applying HSI Index delta / NA
Preferred Stocks		$268		Expected Cash Payment		$0.0015 per Share / NA
Rights	$	– 0	–	Terms From Offering Document		$0.000001 per Share / NA

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

82	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

AB GLOBAL RISK ALLOCATION FUND •	83

Notes to Consolidated Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2015, the reimbursement for such services amounted to $45,099.

During the year ended November 30, 2015, the Adviser reimbursed the Fund $267,894 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $279,252 for the year ended November 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,691 from the sale of Class A shares and received $4,163, $3,514 and $1,363 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment

84	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)	Dividend Income (000)
$96,229	$630,677	$581,793	$145,113	$137

Brokerage commissions paid on investment transactions for the year ended November 30, 2015 amounted to $453,868, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $807,491, $3,406,052, $405,166, and $246,832 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$405,841,060	$440,741,967
U.S. government securities	170,318,351	195,976,253

AB GLOBAL RISK ALLOCATION FUND •	85

Notes to Consolidated Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$364,473,569

Gross unrealized appreciation	$217,491
Gross unrealized depreciation	(13,942,449)

Net unrealized depreciation	$(13,724,958)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up

86	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2015, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

AB GLOBAL RISK ALLOCATION FUND •	87

Notes to Consolidated Financial Statements

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At November 30, 2015, the maximum payments for written put options amounted to $56,171,550. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended November 30, 2015, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2015, the Fund held written options for hedging and non-hedging purposes.

For the year ended November 30, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/14	58,407,042		$2,174,183
Options written	150,770,095		2,840,536
Options expired	(21,570,581)		(1,755,666)
Options bought back	(149,000,076)		(2,477,332)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 11/30/15	38,606,480		$781,721

	Notional Amount		Premiums Received
Swaptions written outstanding as of 11/30/14	40,000,000		$49,000
Swaptions written	184,810,000		3,084,249
Swaptions expired	(80,490,000)		(902,080)
Swaptions bought back	(144,320,000)		(2,231,169)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 11/30/15	– 0	–	$ – 0	–

88	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

AB GLOBAL RISK ALLOCATION FUND •	89

Notes to Consolidated Financial Statements

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2015, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not

90	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of November 30, 2015, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the year ended November 30, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

AB GLOBAL RISK ALLOCATION FUND •	91

Notes to Consolidated Financial Statements

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2015, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund and the Subsidiary typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

92	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

At November 30, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,409,906	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,432,298	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	2,172	*	Receivable/Payable for variation margin on exchange-traded derivatives	81,685	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	4,854,201	*	Receivable/Payable for variation margin on exchange-traded derivatives	45,513	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	563,070	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,421,168	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	15,570,843		Unrealized depreciation on forward currency exchange contracts	9,115,613

Foreign exchange contracts	Investments in securities, at value	783,670

Equity contracts	Investments in securities, at value	248,330

Foreign exchange contracts				Options written, at value	485,093

AB GLOBAL RISK ALLOCATION FUND •	93

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Options written, at value	$23,680

Interest rate contracts			Unrealized depreciation on interest rate swaps	16,706

Credit contracts	Unrealized appreciation on credit default swaps	$31,429	Unrealized depreciation on credit default swaps	684,014

Total		$24,463,621		$14,305,770

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the year ended November 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$907,617	$268,129

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	133,711	950,437

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(8,898,032)	371,887

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	34,980,108	(6,078,667)

94	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$23,705	$18,575

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(92,712)	351,259

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(224,789)	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,282,010)	278,953

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(609,685)	(152,392)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	1,666,760	(21,073)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	12,003	0

AB GLOBAL RISK ALLOCATION FUND •	95

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$1,210,223	$248,613

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,317,373	(3,559,154)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(729,661)	(778,448)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	881,904	– 0	–

Total		$33,296,515	$(8,101,881)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2015:

Futures:
Average original value of buy contracts	$270,566,151
Average original value of sale contracts	$132,611,678

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$236,893,738
Average principal amount of sale contracts	$415,503,340

Purchased Options:
Average monthly cost	$1,184,525

Interest Rate Swaps:
Average notional amount	$179,938,639	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$604,829,861

Credit Default Swaps:
Average notional amount of buy contracts	$48,048,367
Average notional amount of sale contracts	$31,292,182	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$29,556,146	(b)
Average notional amount of sale contracts	$31,888,031	(b)

Total Return Swaps:
Average notional amount	$14,383,818	(c)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for five months during the year.

96	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of November 30, 2015:

AB Global Risk Allocation Fund
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Credit Suisse Securities (USA) LLC**	$18,870	$	– 0	–	$	– 0	–	$	– 0	–	$18,870
Morgan Stanley & Co. LLC**	552,976	(53,196)	– 0	–	– 0	–	499,780

Total	$571,846	$(53,196)	$	– 0	–	$	– 0	–	$518,650

OTC Derivatives:
Bank of America, NA	$150,377	$	– 0	–	$	– 0	–	$	– 0	–	$150,377
Barclays Bank PLC	1,240,542	(349,376)	– 0	–	– 0	–	891,166
BNP Paribas SA	636,476	(31,835)	– 0	–	– 0	–	604,641
Citibank/Citibank, NA	761,273	(761,273)	– 0	–	– 0	–	– 0	–
Credit Suisse International	181,663	(181,663)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	1,347,902	(538,949)	– 0	–	– 0	–	808,953
Goldman Sachs Bank USA/ Goldman Sachs International	1,663,059	(1,663,059)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	550,156	(550,156)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	305,261	(305,261)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	3,010,475	(2,115,068)	– 0	–	– 0	–	895,407
Royal Bank of Scotland PLC	1,888,205	(1,095,328)	– 0	–	– 0	–	792,877
Standard Chartered Bank	459,398	(459,398)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	4,465,246	(1,484,994)	– 0	–	– 0	–	2,980,252
UBS AG	155,752	(36,719)	– 0	–	– 0	–	119,033

Total	$16,815,785	$(9,573,079)	$	– 0	–	$	– 0	–	$7,242,706	^

AB GLOBAL RISK ALLOCATION FUND •	97

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$4,327	$	– 0	–	$(4,327)	$	– 0	–	$	– 0	–
Morgan Stanley & Co. LLC**	53,196	(53,196)	– 0	–	– 0	–	– 0	–

Total	$57,523	$(53,196)	$(4,327)	$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$349,376	$(349,376)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	31,835	(31,835)	– 0	–	– 0	–	– 0	–
Citibank/Citibank, NA	1,106,801	(761,273)	– 0	–	(17,583)	327,945
Credit Suisse International	353,063	(181,663)	– 0	–	(171,400)	– 0	–
Deutsche Bank AG	538,949	(538,949)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	1,699,178	(1,663,059)	– 0	–	– 0	–	36,119
HSBC Bank USA	1,406,989	(550,156)	– 0	–	– 0	–	856,833
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	393,114	(305,261)	– 0	–	– 0	–	87,853
Morgan Stanley Capital Services LLC	2,115,068	(2,115,068)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	1,095,328	(1,095,328)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	969,939	(459,398)	– 0	–	– 0	–	510,541
State Street Bank & Trust Co.	1,484,994	(1,484,994)	– 0	–	– 0	–	– 0	–
UBS AG	36,719	(36,719)	– 0	–	– 0	–	– 0	–

Total	$11,581,353	$(9,573,079)	$	– 0	–	$(188,983)	$1,819,291	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at November 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

98	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

AllianceBernstein Cayman Global Risk Allocation, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
State Street Bank & Trust Co.	$238,889		$(136,768)		$	– 0	–	$	– 0	–		$102,121

Total	$238,889		$(136,768)		$	– 0	–	$	– 0	–		$102,121	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$607,545	$	– 0	–		$(607,545)		$	– 0	–	$	– 0	–

Total	$607,545	$	– 0	–		$(607,545)		$	– 0	–	$	– 0	–

OTC Derivatives:
State Street Bank & Trust Co.	$136,768		$(136,768)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$136,768		$(136,768)		$	– 0	–	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at November 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB GLOBAL RISK ALLOCATION FUND •	99

Notes to Consolidated Financial Statements

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. During the year ended November 30, 2015, the Fund did not engage in TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended November 30, 2015, the Fund had no transactions in dollar rolls.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash

100	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2015, the Fund had securities on loan with a value of $11,524,111 and had received cash collateral which has been invested into AB Exchange Reserves of $11,807,102. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $31,026 and $5,320 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2015; these amounts are reflected in the consolidated statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)
$1,318	$143,925	$133,436	$11,807

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class A
Shares sold	1,287,975	1,381,218	$20,588,689	$23,580,323

Shares issued in reinvestment of dividends and distributions	1,842,489	295,992	28,521,717	4,753,640

Shares converted from Class B	235,138	333,484	3,760,592	5,587,670

Shares redeemed	(3,193,517)	(4,718,958)	(50,214,183)	(79,619,259)

Net increase (decrease)	172,085	(2,708,264)	$2,656,815	$(45,697,626)

AB GLOBAL RISK ALLOCATION FUND •	101

Notes to Consolidated Financial Statements

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class B
Shares sold	30,813	35,982	$452,223	$564,729

Shares issued in reinvestment of dividends and distributions	79,758	19,229	1,135,755	285,939

Shares converted to Class A	(256,255)	(360,868)	(3,760,592)	(5,587,669)

Shares redeemed	(149,273)	(187,079)	(2,198,043)	(2,919,021)

Net decrease	(294,957)	(492,736)	$(4,370,657)	$(7,656,022)

Class C
Shares sold	270,972	139,269	$3,969,032	$2,204,566

Shares issued in reinvestment of dividends and distributions	355,679	58,399	5,082,669	873,068

Shares redeemed	(570,215)	(574,492)	(8,270,504)	(8,984,007)

Net increase (decrease)	56,436	(376,824)	$781,197	$(5,906,373)

Advisor Class
Shares sold	910,192	1,438,375	$14,531,267	$25,056,006

Shares issued in reinvestment of dividends and distributions	119,735	20,895	1,864,270	337,027

Shares redeemed	(699,700)	(1,662,513)	(11,203,109)	(28,320,130)

Net increase (decrease)	330,227	(203,243)	$5,192,428	$(2,927,097)

Class R
Shares sold	89,729	86,672	$1,382,897	$1,431,800

Shares issued in reinvestment of dividends and distributions	29,550	3,634	454,770	58,038

Shares redeemed	(99,321)	(54,487)	(1,543,290)	(926,488)

Net increase	19,958	35,819	$294,377	$563,350

Class K
Shares sold	30,288	37,278	$478,893	$626,165

Shares issued in reinvestment of dividends and distributions	14,017	2,055	216,555	32,909

Shares redeemed	(36,992)	(43,057)	(581,891)	(728,201)

Net increase (decrease)	7,313	(3,724)	$113,557	$(69,127)

102	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class I
Shares sold	38,258	500	$597,374	$8,533

Shares issued in reinvestment of dividends and distributions	342	81	5,325	1,310

Shares redeemed	(15,288)	(2,880)	(236,259)	(46,055)

Net increase (decrease)	23,312	(2,299)	$366,440	$(36,212)

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s NAV when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

AB GLOBAL RISK ALLOCATION FUND •	103

Notes to Consolidated Financial Statements

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum

104	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$26,443,571	$	– 0	–
Long-term capital gains	9,388,763		6,861,820

Total taxable distributions	35,832,334		6,861,820
Tax return of capital	5,470,913		– 0	–

Total distributions paid	$41,303,247		$6,861,820

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,479,008	)(a)
Unrealized appreciation/(depreciation)	(14,620,239	)(b)

Total accumulated earnings/(deficit)	$(16,099,247	)(c)

(a)	As of November 30, 2015, the Fund had a net capital loss carryforward of $1,400,420. As of this date, the Fund had cumulative deferred losses on straddles of $78,588.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such

AB GLOBAL RISK ALLOCATION FUND •	105

Notes to Consolidated Financial Statements

losses will retain their character as either short-term or long-term capital losses. As of November 30, 2015, the Fund had a net short-term capital loss carryforward of $1,400,420 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, foreign currency reclassifications, the tax treatment of Treasury inflation-protected securities and passive foreign investment companies (PFICs), reclassifications of foreign capital gains tax, the tax treatment of a corporate restructuring and book/tax differences associated with the treatment of earnings from the Susidiary resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

106	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$ 17.54	$ 16.48	$ 17.72	$ 15.32	$ 14.36

Income From Investment Operations
Net investment income(b)	.16	.21	.10	.22	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)	1.11	(.02)	2.42	.97
Contributions from Affiliates	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.43)	1.32	.09	2.64	1.22

Less: Dividends and Distributions
Dividends from net investment income	(1.10)	– 0	–	(.15)	(.24)	(.26)
Distributions from net realized gain on investment transactions	(.48)	(.26)	(1.18)	– 0	–	– 0	–
Tax return of capital	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.82)	(.26)	(1.33)	(.24)	(.26)

Net asset value, end of period	$ 15.29	$ 17.54	$ 16.48	$ 17.72	$ 15.32

Total Return
Total investment return based on net asset value(c)*	(2.56)%	8.14%	.57%	17.37%	8.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$267,703	$304,092	$330,368	$400,685	$380,338
Ratio to average net assets of:
Expenses(d)	1.28%	1.28%	1.17%	1.09%	1.08%
Net investment income	1.01%	1.25%	.58%	1.30%	1.67%
Portfolio turnover rate**	250%	96%	158%	163%	87%

See footnote summary on page 114.

AB GLOBAL RISK ALLOCATION FUND •	107

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$ 16.13	$ 15.29	$ 16.57	$ 14.34	$ 13.46

Income From Investment Operations
Net investment income (loss)(b)	.01	.08	(.03)	.08	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.52)	1.02	.00	(e)	2.27	.90
Contributions from Affiliates	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.50)	1.10	(.02)	2.35	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.95)	– 0	–	(.08)	(.12)	(.15)
Distributions from net realized gain on investment transactions	(.48)	(.26)	(1.18)	– 0	–	– 0	–
Tax return of capital	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.67)	(.26)	(1.26)	(.12)	(.15)

Net asset value, end of period	$ 13.96	$ 16.13	$ 15.29	$ 16.57	$ 14.34

Total Return
Total investment return based on net asset value(c)*	(3.30)%	7.32%	(.12)%	16.44%	7.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,033	$11,730	$18,652	$35,786	$50,797
Ratio to average net assets of:
Expenses(d)	2.05%	2.01%	1.89%	1.85%	1.85%
Net investment income (loss)	.10%	.54%	(.21)%	.50%	.91%
Portfolio turnover rate**	250%	96%	158%	163%	87%

See footnote summary on page 114.

108	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$ 16.22	$ 15.37	$ 16.66	$ 14.42	$ 13.54

Income From Investment Operations
Net investment income (loss)(b)	.04	.08	(.02)	.09	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.55)	1.03	(.01)	2.28	.90
Contributions from Affiliates	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.50)	1.11	(.02)	2.37	1.04

Less: Dividends and Distributions
Dividends from net investment income	(.99)	– 0	–	(.09)	(.13)	(.16)
Distributions from net realized gain on investment transactions	(.48)	(.26)	(1.18)	– 0	–	– 0	–
Tax return of capital	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.71)	(.26)	(1.27)	(.13)	(.16)

Net asset value, end of period	$ 14.01	$ 16.22	$ 15.37	$ 16.66	$ 14.42

Total Return
Total investment return based on net asset value(c)*	(3.27)%	7.35%	(.12)%	16.54%	7.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,508	$57,567	$60,336	$72,294	$68,095
Ratio to average net assets of:
Expenses(d)	2.02%	2.00%	1.89%	1.82%	1.80%
Net investment income (loss)	.26%	.53%	(.14)%	.58%	.94%
Portfolio turnover rate**	250%	96%	158%	163%	87%

See footnote summary on page 114.

AB GLOBAL RISK ALLOCATION FUND •	109

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$ 17.67	$ 16.55	$ 17.77	$ 15.36	$ 14.40

Income From Investment Operations
Net investment income(b)	.21	.21	.14	.27	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.61)	1.17	(.02)	2.43	.97
Contributions from Affiliates	.01	– 0	–	.02	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.39)	1.38	.14	2.70	1.27

Less: Dividends and Distributions
Dividends from net investment income	(1.15)	– 0	–	(.18)	(.29)	(.31)
Distributions from net realized gain on investment transactions	(.48)	(.26)	(1.18)	– 0	–	– 0	–
Tax return of capital	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.87)	(.26)	(1.36)	(.29)	(.31)

Net asset value, end of period	$ 15.41	$ 17.67	$ 16.55	$ 17.77	$ 15.36

Total Return
Total investment return based on net asset value(c)*	(2.27)%	8.41%	.86%	17.72%	8.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,311	$20,893	$22,933	$42,278	$26,360
Ratio to average net assets of:
Expenses(d)	1.02%	1.00%	.88%	.79%	.79%
Net investment income	1.34%	1.25%	.85%	1.64%	1.96%
Portfolio turnover rate**	250%	96%	158%	163%	87%

See footnote summary on page 114.

110	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$ 17.40	$ 16.40	$ 17.66	$ 15.26	$ 14.31

Income From Investment Operations
Net investment income(b)	.11	.16	.04	.17	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)	1.10	(.02)	2.42	.96
Contributions from Affiliates	.01	– 0	–	.02	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.48)	1.26	.04	2.59	1.17

Less: Dividends and Distributions
Dividends from net investment income	(1.05)	– 0	–	(.12)	(.19)	(.22)
Distributions from net realized gain on investment transactions	(.48)	(.26)	(1.18)	– 0	–	– 0	–
Tax return of capital	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.77)	(.26)	(1.30)	(.19)	(.22)

Net asset value, end of period	$ 15.15	$ 17.40	$ 16.40	$ 17.66	$ 15.26

Total Return
Total investment return based on net asset value(c)*	(2.84)%	7.75%	.29%	17.08%	8.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,241	$4,523	$3,676	$5,704	$ 5,308
Ratio to average net assets of:
Expenses(d)	1.61%	1.59%	1.46%	1.38%	1.38%
Net investment income	.69%	.95%	.23%	1.01%	1.38%
Portfolio turnover rate**	250%	96%	158%	163%	87%

See footnote summary on page 114.

AB GLOBAL RISK ALLOCATION FUND •	111

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$ 17.50	$ 16.45	$ 17.68	$ 15.28	$ 14.34

Income From Investment Operations
Net investment income(b)	.16	.21	.09	.21	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	1.10	.00	(e)	2.43	.96
Contributions from Affiliates	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.42)	1.31	.10	2.64	1.21

Less: Dividends and Distributions
Dividends from net investment income	(1.11)	– 0	–	(.15)	(.24)	(.27)
Distributions from net realized gain on investment transactions	(.48)	(.26)	(1.18)	– 0	–	– 0	–

Tax return of capital	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.83)	(.26)	(1.33)	(.24)	(.27)

Net asset value, end of period	$ 15.25	$ 17.50	$ 16.45	$ 17.68	$ 15.28

Total Return
Total investment return based on net asset value(c)*	(2.55)%	8.09%	.64%	17.40%	8.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,939	$2,098	$2,033	$2,692	$2,924
Ratio to average net assets of:
Expenses(d)	1.30%	1.27%	1.16%	1.07%	1.07%
Net investment income	.99%	1.26%	.57%	1.31%	1.68%
Portfolio turnover rate**	250%	96%	158%	163%	87%

See footnote summary on page 114.

112	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$17.66	$16.52	$17.72	$15.31	$14.36

Income From Investment Operations
Net investment income(b)	.22	.27	.10	.29	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)	1.13	.05	†	2.43	.95
Contributions from Affiliates	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.37)	1.40	.16	2.72	1.28

Less: Dividends and Distributions
Dividends from net investment income	(1.18)	– 0	–	(.18)	(.31)	(.33)
Distributions from net realized gain on investment transactions	(.48)	(.26)	(1.18)	– 0	–	– 0	–
Tax return of capital	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.90)	(.26)	(1.36)	(.31)	(.33)

Net asset value, end of period	$ 15.39	$ 17.66	$ 16.52	$ 17.72	$ 15.31

Total Return
Total investment return based on net asset value(c)*	(2.12)%	8.55%	1.02%	17.95%	8.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$402	$49	$84	$954	$839
Ratio to average net assets of:
Expenses(d)	.91%	.83%	.71%	.64%	.64%
Net investment income	1.45%	1.59%	.98%	1.76%	2.13%
Portfolio turnover rate**	250%	96%	158%	163%	87%

See footnote summary on page 114.

AB GLOBAL RISK ALLOCATION FUND •	113

Consolidated Financial Highlights

(a)	Consolidated (see Note A).

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended November 30,
	2015	2014	2013	2012	2011

Class A
Net of waivers	1.28%	1.28%	1.17%	1.09%	1.08%
Class B
Net of waivers	2.05%	2.01%	1.89%	1.85%	1.85%
Class C
Net of waivers	2.02%	2.00%	1.88%	1.82%	1.80%
Advisor Class
Net of waivers	1.02%	1.00%^	.87%^	.79%^	.79%^
Class R
Net of waivers	1.61%	1.59%	1.46%	1.38%	1.38%
Class K
Net of waivers	1.30%	1.27%	1.15%	1.07%	1.07%
Class I
Net of waivers	.91%	.83%	.71%	.64%	.64%

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2015, November 30, 2014, November 30, 2013, November 30, 2012 and November 30, 2011 by 0.08%, 0.06%, 0.04%, 0.07% and 0.03%, respectively.

**	The Fund accounts for dollar roll transactions as purchases and sales.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

114	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Risk Allocation Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities of AB Global Risk Allocation Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Global Risk Allocation Fund, Inc., including the consolidated portfolio of investments, as of November 30, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB Global Risk Allocation Fund, Inc. at November 30, 2015, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 28, 2016

AB GLOBAL RISK ALLOCATION FUND •	115

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2015. For corporate shareholders, 1.91% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 2.93% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended November 30, 2015, the Fund designates $2,093,226 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael DePalma(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. DePalma and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

AB GLOBAL RISK ALLOCATION FUND •	117

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

AB GLOBAL RISK ALLOCATION FUND •	119

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1992)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

AB GLOBAL RISK ALLOCATION FUND •	121

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

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Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB GLOBAL RISK ALLOCATION FUND •	123

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael DePalma 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Leon Zhu 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

124	• AB GLOBAL RISK ALLOCATION FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Global Risk Allocation Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On October 8, 2012, the Fund changed its name from AB Balanced Shares, Inc. to AB Global Risk Allocation Fund, Inc. The Fund’s eliminated its non-fundamental policies that the Fund’s investments normally consist of about 60% in stocks and 40% in fixed-income securities and that fixed-income securities not normally exceed 60% of the Fund’s investments. The Fund made certain material changes to its investment strategy, including the implementation of the tail risk parity strategy and the adoption of a global rather than a U.S. focus. In addition, the Fund’s portfolio management team and benchmark was changed.

AB GLOBAL RISK ALLOCATION FUND •	125

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.5 Also shown are the Fund’s net assets on March 31, 2015.

Fund	Advisory Fee Schedule	Net Assets 3/31/15 ($MIL)
Global Risk Allocation Fund, Inc.	0.60% on 1st $200 million 0.50% on next $200 million 0.40% on the balance	$395.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $52,226 (0.012% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year
Global Risk Allocation Fund, Inc.[6]	Advisor	0.98%	November 30
	Class A	1.27%
	Class B	2.00%
	Class C	1.98%
	Class R	1.57%
	Class K	1.26%
	Class I	0.82%

4	Jones v. Harris at 1527.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Fund is not affected by the settlement because it has lower breakpoints than the applicable NYAG related fee schedules.

6	The Fund’s current fiscal year exposure to ETFs is 2.20% of the Fund’s average net assets. The Fund’s underlying expense ratio related to the ETF holdings is 0.0086%.

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I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets.8

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB GLOBAL RISK ALLOCATION FUND •	127

Fund	Net Assets 3/31/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	$395.8	Drawdown Managed All Asset 0.50% on 1st $100 million 0.40% on next $400 million 0.30% on next the balance Minimum account size: $100m	0.425%	0.551%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2015 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	Client #1	0.30% of average daily net assets	0.300%	0.551%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

128	• AB GLOBAL RISK ALLOCATION FUND

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Global Risk Allocation Fund, Inc.[13]	0.550	0.920	1/8

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.14

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	The Fund’s EG includes the Fund, four other Flexible Portfolio (“FX”) funds, and three Alternative Global Macro (“AGM”) funds.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB GLOBAL RISK ALLOCATION FUND •	129

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Risk Allocation Fund, Inc.	1.282	1.455	3/8	1.402	6/14

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own

15	Most recently completed fiscal year end Class A total expense ratio.

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resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,763, $1,675,974 and $16,411 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $311,404 in fees from the Fund.

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant

16	Effective March 1, 2015, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB GLOBAL RISK ALLOCATION FUND •	131

growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

132	• AB GLOBAL RISK ALLOCATION FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2015.

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Risk Allocation Fund, Inc.[22],[23]
1 year	9.68	1.43	4.07	2/5	10/109
3 year	6.49	0.18	7.67	1/3	50/77
5 year	8.82	8.82	8.82	1/1	24/47
10 year	4.58	4.58	6.13	1/1	20/22

20	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Lipper.

21	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

23	On July 26, 2013, the Fund’s Lipper classification changed from Mixed-Asset Target Allocation Growth Fund (“MTAG”) to Global Flexible Fund (“GX”). On or around August 1, 2014, the Fund’s Lipper classification changed from GX to Flexible Portfolio (“FX”).

AB GLOBAL RISK ALLOCATION FUND •	133

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2015 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Global Risk Allocation Fund, Inc.	9.68	6.49	8.82	4.58	8.88	5.42	1.66	1
MSCI World Index (Net)[27]	7.87	13.26	11.69	6.35	N/A	5.47	0.66	1
Barclays Capital Global Aggregate Index	-2.79	-0.13	2.35	3.59	N/A	N/A	N/A	N/A
60% MSCI World Index / 40% Barclays Capital Global Aggregate Bond Index	3.54	7.83	8.07	5.52	N/A	N/A	N/A	N/A
Inception Date: June 8, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

27	Prior to October 8, 2012, the Fund’s primary benchmark was the Russell 1000 Value Index, while the Fund’s blended benchmark was the 60% Russell 1000 Value/40% Barclays Capital U.S. Aggregate Index.

134	• AB GLOBAL RISK ALLOCATION FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB GLOBAL RISK ALLOCATION FUND •	135

AB Family of Funds

NOTES

136	• AB GLOBAL RISK ALLOCATION FUND

AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRA-0151-1115

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2014	$93,712	$—	$35,013
	2015	$96,552	$—	$49,565

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2014	$441,618	$35,013
			$—
			$(35,013)
	2015	$464,810	$49,565
			$—
			$(49,565)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President
Date: January 20, 2016
By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer
Date: January 20, 2016